Oppenheimer Main Street Growth & Income Fund(R)

6803 South Tucson Way, Englewood, Colorado 80112

1-800-525-7048


Statement of Additional Information dated December 22, 1998,
Revised May 1, 1999


      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated December 22, 1998. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents

                                                                            Page

About the Fund

Additional Information About the Fund's Investment Policies and Risks.. 2
    The Fund's Investment Policies..................................... 2
    Other Investment Techniques and Strategies......................... 6
    Investment Restrictions............................................ 20

How the Fund is Managed ............................................... 22
    Organization and History........................................... 22
    Directors and Officers............................................. 23
    The Manager........................................................ 28

Brokerage Policies of the Fund......................................... 29
Distribution and Service Plans......................................... 31
Performance of the Fund................................................ 35

About Your Account

How To Buy Shares...................................................... 39
How To Sell Shares..................................................... 47
How To Exchange Shares................................................. 52
Dividends, Capital Gains and Taxes..................................... 54
Additional Information About the Fund.................................. 56

Financial Information About the Fund

Independent Auditors' Report........................................... 57
Financial Statements................................................... 58

Appendix A: Ratings Definitions........................................ A-1
Appendix B: Corporate Industry Classifications......................... B-1
Appendix C: Special Sales Charge Arrangements and Waivers.............. C-1

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A B O U T  T H E  F U N D


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Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manger may use in selecting portfolio securities will vary over time. The Fund is not required to use any of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      n Investments in Equity Securities. The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore may invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund may focus its equity investments in securities of one or more capitalization ranges, based upon the Manager's judgment of where the best market opportunities are to seek the Fund's objective. At times, the market may favor or disfavor securities of issuers of a particular capitalization range. Securities of small capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund is focusing on or has substantial investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more than that of funds focusing on larger capitalization issuers.

            o Rights and Warrants. The Fund may invest up to 10% of its total assets in warrants or rights, although the Fund does not currently intend to invest more than 5% of its total assets in warrants or rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

            o Convertible Securities. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,

(2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
            (considering the effect of conversion of the convertible securities), and the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      n Investments in Bonds and Other Debt Securities. The Fund can invest in bonds, debentures and other debt securities to seek current income as part of its investment objective. Because the Fund currently emphasizes investments in equity securities, such as stocks, it is not anticipated that significant amounts of the Fund's assets will be invested in debt securities. However, if market conditions suggest that debt securities may offer better total return opportunities than stocks, or if the Manager determines to seek a higher amount of current income to distribute to shareholders, the Manager may shift more of the Fund's investments into debt securities.

      The Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., or at least "BBB" by Standard & Poor's Corporation or Duff & Phelps, Inc., ____ or that have ____ comparable ____ ratings ____ by ____ another nationally-recognized rating organization. In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities that the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

            o U.S. Government Securities. The Fund can buy securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. government and are subject to very little credit risk. Obligations of U.S. government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. government agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

            o Special Risks of Lower-Grade Securities. While it is not anticipated that the Fund will invest a substantial portion of its assets in debt securities, the Fund can do so to seek current income. Because lower-rated securities tend to offer higher yields than investment grade securities, the Fund may invest in lower grade securities if the Manager is trying to achieve greater income (and, in some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for the Fund's portfolio).

      The Fund can invest up to 25% of its total assets in "lower grade" debt securities. However, the Fund does not currently intend to invest more that 10% of its total assets in lower grade debt securities. "Lower-grade" debt securities are those rated below "investment grade" which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are included in limitation on the percentage of the Fund's assets that can be invested in lower-grade securities. The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them.

      Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

      However, the Fund's limitations on buying these investments may reduce the effect of those risks to the Fund, as will the Fund's policy of diversifying its investments. Additionally, to the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors. The Fund may not invest more than 10% of its total assets in lower-grade debt securities that are not convertible.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics. Definitions of the debt security ratings categories of Moody's, S&P, Fitch IBCA and Duff & Phelps are included in Appendix A to this Statement of Additional Information.

      n Foreign Securities. The Fund may purchase equity and debt securities issued or guaranteed by foreign companies or foreign governments or their agencies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

            G Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

o      reduction of income by foreign taxes;

o      fluctuation in value of foreign  investments  due to changes in currency
                  rates  or  currency   control   regulations   (for  example,
                  currency blockage);

o      transaction charges for currency exchange;
o      lack of public information about foreign issuers;

o      lack of uniform  accounting,  auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;

o      less volume on foreign exchanges than on U.S. exchanges;
o      greater  volatility  and less  liquidity on foreign  markets than in the

                  U.S.;

o      less  governmental  regulation of foreign  issuers,  stock exchanges and brokers than in the U.S.;

o      greater difficulties in commencing lawsuits;
o      higher brokerage commission rates than in the U.S.;

o      increased  risks of delays in  settlement of portfolio  transactions  or loss of certificates for portfolio securities;

o      possibilities   in  some   countries  of   expropriation,   confiscatory
                  taxation, political, financial or social instability or adverse diplomatic developments; and

o      unfavorable differences between the U.S. economy and foreign economies.

            In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.


            [_] Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Union will have adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

               o issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

               o vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund.

               o exchange contracts and derivatives that are outstanding during the transition to the euro.


      The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

      The Manager is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's Custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio manager will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

      n Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of 100% or more. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

      n Investing in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained. The Fund currently intends to invest no more than 5% of its net assets in securities of small, unseasoned issuers.

      n When-Issued and Delayed-Delivery Transactions. The Fund may invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund.
During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.

      The Fund will engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books, U.S. government securities or other high-grade debt obligations at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      n Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Directors from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      n Illiquid and Restricted Securities. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The  Fund  may  also  acquire   restricted   securities   through  private
placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      n Loans of Portfolio Securities. The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. It may do so to try to provide income or to raise cash for liquidity purposes. These loans are limited to not more than 25% of the value of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities in the coming year.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      n Derivatives. The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information.

      Other derivative investments the Fund can invest in include "index-linked" notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund may use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Other derivative investments the Fund can use include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

      n Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund could:

         o  sell futures contracts,

         o  buy puts on such futures or on securities, or

o write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

         o  buy futures, or

         o  buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

            o Futures. The Fund can buy and sell futures contracts that relate to (1) broadly-based stock indices ("stock index futures") (2) debt securities (these are referred to as "interest rate futures"), (3) other broadly-based securities indices (these are referred to as "financial futures"), (4) foreign currencies (these are referred to as "forward contracts"), or (5) commodities (these are referred to as "commodity futures").

      A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

      The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      No payment is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

            o Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

                  o Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for Federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

                  o Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 25% of the Fund's total assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by segregated liquid assets. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

                  o Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

            o Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its Custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's Custodian bank.

            o Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.


            o Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.


      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying to its Custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

            o Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

            o Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.


            o Tax  Aspects  of  Certain  Hedging  Instruments.  Certain  foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.


      Certain forward contracts the Fund enters into may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and

(2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

      n Temporary Defensive Investments. The Fund's temporary defensive investments can include (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) commercial paper rated in the highest category by an established rating organization; (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; and (vi) repurchase agreements.

Investment Restrictions

      n What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

      o 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or o more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      n Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

      o The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.

      o The Fund cannot lend money except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase. The Fund may also make loans of portfolio securities, subject to the restrictions stated under "Loans of Portfolio Securities."

      o The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. government securities.

      o The Fund cannot invest in interests in oil or gas exploration or development programs or in commodities. However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It does not matter if the hedging instrument is considered to be a commodity or commodity contract.

      o The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).

      o The Fund cannot purchase securities on margin. However, the Fund can make margin deposits when using hedging instruments permitted by any of its other policies.

      o The Fund cannot invest in companies for the purpose of acquiring control or management of those companies.

      o The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

      o The Fund cannot invest in or hold securities of any issuer if officers and directors of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      o The Fund cannot invest in other open-end investment companies or invest more than 5% of its net assets through open market purchases in closed-end investment companies, including small business investment companies. The Fund cannot make any such investment at commission rates in excess of normal brokerage commissions.

      o The Fund cannot issue "senior securities." This restriction does not prohibit the Fund from borrowing money as described in the Prospectus. It does not prohibit the Fund from entering into margin, collateral, segregation or escrow arrangements, or options, futures, hedging transactions or other investments permitted by its other investment policies.

      o The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt. Collateral arrangements for premium and margin payments in connection with hedging instruments are not deemed to be a pledge of assets.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is one of two investment portfolios, or "series" of Oppenheimer Main Street Funds, Inc. That corporation is an open-end, management investment company organized as a Maryland corporation in 1987. The Fund is a diversified mutual fund and commenced operations on February 3, 1988.

      The Fund's parent corporation is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      o Classes of Shares. The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares: Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Each class of shares: o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Directors are authorized to create new series and classes of shares. The Directors may reclassify unissued shares of the Fund's parent corporation or its series or classes into additional series or classes of shares. The Directors also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      |_| Meetings of Shareholders. Although the Fund is not required by Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. The shareholders of the Fund's parent corporation have the right to call a meeting to remove a Director or to take certain other action described in the Articles of Incorporation or under Maryland law.

      The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. The Fund will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Fund's parent corporation receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Director), the Directors will call a meeting of shareholders for that specified purpose. The Fund's parent corporation has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

      Shareholders of the Fund and of its parent corporation's other series vote together in the aggregate on certain matters at shareholders' meetings. Those matters include the election of Directors and ratification of appointment of the independent auditors. Shareholders of a particular series or class vote separately on proposals that affect that series or class. Shareholders of a series or class that is not affected by a proposal are not entitled to vote on the proposal. For example, only shareholders of a particular series vote on any material amendment to the investment advisory agreement for that series. Only shareholders of a particular class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class.

Directors and Officers of the Fund. The Directors of the Fund's parent corporation and the Fund's officers and their principal occupations and business affiliations during the past five years are listed below. Directors denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Directors are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1:

Oppenheimer Cash Reserves             Oppenheimer Strategic Income Fund
Oppenheimer Capital Income Fund       Oppenheimer Total Return Fund, Inc.
Oppenheimer Champion Income Fund      Oppenheimer Variable Account Funds
Oppenheimer High Yield Fund           Panorama Series Fund, Inc.
Oppenheimer International Bond Fund   Centennial America Fund, L. P.
Oppenheimer Integrity Funds           Centennial California Tax Exempt Trust
Oppenheimer  Limited-Term  Government Centennial Government Trust
Fund
Oppenheimer Main Street Funds, Inc.   Centennial Money Market Trust
Oppenheimer Municipal Fund            Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund           Centennial Tax Exempt Trust

    Ms. Macaskill and Messrs. Swain, Bishop, Wixted, Donohue, Farrar and Zack, who are officers of the Fund, respectively hold the same offices with the other Denver-based Oppenheimer funds. As of December 1, 1998, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr. Donohue, are trustees of that plan.

1. Ms. Macaskill and Mr. Bowen are not Trustees or Directors of Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Panorama Series Fund, Inc. or Oppenheimer Variable Account Funds. Mr. Fossel and Mr. Bowen are not Trustees of Centennial New York Tax Exempt Trust or Managing General Partners of Centennial America Fund, L.P.



Robert G. Avis*, Director; Age 67
One North  Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E.
Asset  Management  and  A.G.  Edwards Trust    Company   (its    affiliated
investment    adviser    and    trust company, respectively).

William A. Baker, Director; Age 83
197   Desert   Lakes   Drive,    Palm Springs, California 92264
Management Consultant.

George C. Bowen*, Director; Age 62
6803  South  Tucson  Way,  Englewood, Colorado 80112


Formerly   (until   April  1999)  Mr.Bowen held the  following  positions:
Senior    Vice    President    (sinceSeptember 1987) and Treasurer  (since
March  1985)  of  the  Manager;  VicePresident   (since   June  1983)  and
Treasurer  (since  March 1985) of theDistributor;  Vice  President  (since
October  1989) and  Treasurer  (sinceApril  1986)  of  HarbourView   Asset
Management  ; Senior  Vice  President(since  February   1992),   Treasurer
(since  July  1991)  and  a  director(since  December  1991) of Centennial
Asset     Management;      President,Treasurer    and   a   director    of
Centennial    Capital     Corporation(since  June  1989);  Vice  President
and  Treasurer  (since  August  1978)and  Secretary  (since April 1981) of
Shareholder   Services,   Inc.;  Vice President,  Treasurer  and  Secretary
of  Shareholder  Financial  Services, Inc.     (since    November    1989);
Assistant  Treasurer  of  Oppenheimer Acquisition    Corp.   (since   March
1998);   Treasurer   of   Oppenheimer Partnership  Holdings,   Inc.  (since
November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer;
Treasurer     of     OppenheimerFunds International  Ltd.  and  Oppenheimer
Millennium  Funds plc (since  October 1997).


Charles Conrad, Jr., Director; Age 68
1501 Quail Street,  Newport Beach, CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co., prior to which he was associated with the National Aeronautics and Space Administration.


Jon S. Fossel, Director; Age 56
P.O. Box 44, Mead  Street,  Waccabuc, New York  10597

Formerly  Chairman  and a director of the   Manager,    President   and   a
director of  Oppenheimer  Acquisition Corp.,   Shareholder  Services,  Inc.
and Shareholder  Financial  Services, Inc.

Sam Freedman, Director; Age: 58
4975  Lakeshore   Drive,   Littleton, Colorado 80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc. and Shareholder Financial Services, Inc., Vice President and a director of Oppenheimer Acquisition Corp. and a director of the Manager.

Raymond J. Kalinowski,  Director; Age 69
44   Portland   Drive,   St.   Louis, Missouri 63131
Director    of   Wave    Technologies International,   Inc.   (a   computer
products training company).

C. Howard Kast, Director; Age 76
2552 East Alameda,  Denver,  Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Director; Age 77
7500  E.  Arapahoe  Road,  Englewood, Colorado 80112
President  of  The  Kirchner  Company (management consultants).

Bridget  A.   Macaskill*,   President
and Director; Age: 50
Two World Trade  Center,  34th Floor,
New York, New York 10048 President (since June 1991), Chief Executive Officer (since September 1995) and a director (since December 1994) of the Manager; President and a director (since June 1991) of HarbourView Asset Management Corp.; Chairman and a director (since August 1994) of Shareholder Services, Inc. and (since September 1995) Shareholder Financial Services, Inc.; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp.; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager, and Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Hillsdown Holdings plc (a U.K. food company).

Ned M. Steel, Director; Age 83
3416  South Race  Street,  Englewood, Colorado 80110
Chartered   Property   and   Casualty Underwriter;  a director  of Visiting
Nurse Corporation of Colorado.

James C. Swain*, Chairman, Chief Executive Officer and Director; Age 65
6803  South  Tucson  Way,  Englewood, Colorado 80112
Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, and Chairman of the Board of Shareholder Services, Inc.

Charles  Albers,  Vice  President and
Portfolio Manager; Age 57
Two World Trade  Center,  34th Floor,
New York,  New York 10048 Senior Vice  President of the Manager (since April 17,
1998); a Certified Financial Analyst; previously a Vice President and portfolio manager for Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company (from 1972 to April 1998).

Nikolaos D. Monoyios,  Vice President
and Portfolio Manager; Age 48
Two World Trade  Center,  34th Floor,
New York, New York 10048 Vice President of the Manager (since April 17, 1998); a Certified Financial Analyst; previously a Vice President and portfolio manager for Guardian Investor Services (from 1979 to April 1998).

Andrew  J.  Donohue,  Vice  President and Secretary; Age 48
Two World Trade  Center,  34th Floor,
New York, New York 10048 Executive Vice President (since January 1993), General Counsel (since October 1991) and a Director (since September 1995) of the Manager; Executive Vice President (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corp., Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since September 1995); President and a director of Centennial Asset Management Corp. (since September 1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a Director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.


Brian W. Wixted, Treasurer; Age: 39.
6803  South  Tucson  Way,  Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (1995-1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (1991-1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (1987-1991).


Robert J. Bishop, Assistant Treasurer; Age 40
6803  South  Tucson  Way,  Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Scott  Farrar,  Assistant  Treasurer; Age 33
6803  South  Tucson  Way,  Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary;  Age 50
Two World Trade Center, 34th Floor, New York, New York 10048-0203 Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997) and OppenheimerFunds International Ltd.; an officer of other Oppenheimer funds.

    n Remuneration of Directors. The officers of the Fund and three Directors of the Fund (Ms. Macaskill and Messrs. Bowen and Swain) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Directors of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended August 31, 1998. The compensation from all of the Denver-based Oppenheimer ____ funds includes the compensation from the Fund and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1997.

---------------------------------------------------------------------------

                                    Aggregate         Total Compensation
                                  Compensation      from all Denver-Based

Director's Name and Position        from Fund         Oppenheimer Funds1


---------------------------------------------------------------------------
---------------------------------------------------------------------------
Robert G. Avis                       $8,435                $63,501
---------------------------------------------------------------------------
---------------------------------------------------------------------------
William A. Baker                     $9,970                $77,502
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Charles Conrad, Jr.3                 $9,367                $72,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Jon. S. Fossel                       $8,400                $63,277
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sam Freedman
Audit and Review Committee
Member2                              $8,894                $66,501
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Raymond J. Kalinowski
Audit and Review
Committee Member2                    $9,449                $71,561
---------------------------------------------------------------------------
---------------------------------------------------------------------------
C. Howard Kast
Audit and Review
Committee Chairman2                  $10,054               $76,503
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Robert M. Kirchner3                  $9,367                $72,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Ned M. Steel                         $8,435                $63,501
---------------------------------------------------------------------------
1. For the 1997 calendar year. Compensation is only from funds on whose Board a Director served, as described above.

2.    Committee positions effective July 1, 1997.

3. Prior to July 1, 1997, Messrs. Baker, Conrad and Kirchner were members of the Audit and Review Committee.

            n Deferred Compensation Plan. The Board of Directors has adopted a Deferred Compensation Plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds.

      Deferral of Director's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

      n Major Shareholders. As of December 1, 1998 the only persons who owned of record or were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C or Class Y shares were:

    Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Dr. E Floor 3, Jacksonville, FL 32246, which owned 10,741,503.521Class A shares (6.89% of the outstanding Class A shares), 12,151,927.021 Class B shares (9.00% of the outstanding Class B shares) and 7,533,519.285 Class C shares (20.64% of the outstanding Class C shares) and advised the Fund that such ownership was for the sole benefit of its clients.

    Mass Mutual Life Insurance Co., 1295 State Street, Springfield, MA 01111, which owned 1,989,341.559 Class Y shares (representing 99.75% of the Fund's then outstanding Class Y shares) and advised the Fund that such ownership was for the sole benefit of its clients.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      n The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

    The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

    The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

-------------------------------------------------------------------------------
Fiscal Year ended 8/31:      Management Fees Paid to OppenheimerFunds, Inc.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     1996 (2 months)1                          $4,428,137
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           1997                                $34,036,569
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           1998                                $48,131,633
-------------------------------------------------------------------------------
1. Fiscal period from 7/1/96 to 8/31/96. The management fees for the 12 month fiscal year ended 6/30/96 were $19,932,096.

      The investment advisory agreement contains an indemnity of the Manager. In the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

      The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the names "Oppenheimer" and "Main Street" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund's parent corporation to use the names "Oppenheimer" and "Main Street" as part of its name and the name of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors.

      Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Directors permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Directors permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

--------------------------------------------------------------------------------
 Fiscal Year Ended 8/31:      Total Brokerage Commissions Paid by the Fund1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1996 (2 months) 2                           $1,913,573
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           1997                                $10,046,510
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           1998                                $15,543,8453
--------------------------------------------------------------------------------
1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.

2. For the fiscal period from 7/1/96 to 8/31/96. The total brokerage commissions paid by the Fund for the 12 month fiscal year ended 6/30/96 were $9,515,620.

3. In the fiscal year ended 8/31/98, the amount of transactions directed to brokers for research services was $6,823,082,713 and the amount of the commissions paid to broker-dealers for those services was $8,216,220.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund's parent corporation, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.

-------------------------------------------------------------------------------
          Aggregate    Class A       Commissions    Commissions  Commissions
          Front-End    Front-End     on Class A     on Class B   on Class C

Fiscal    Sales        Sales         Shares         Shares       Shares
Year      Charges on   Charges       Advanced by    Advanced by  Advanced by
Ended     Class A      Retained by   Distributor1   Distributor1 Distributor1
8/31:     Shares       Distributor

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  19962    $5,372,166   $1,443,507        N/A        $7,698,420    $468,253
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1997    $25,549,129   $6,671,014        N/A       $38,556,921   $2,094,866
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1998    $28,733,281   $7,556,176      $971,654    $46,216,219   $2,725,789
-------------------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

2. Fiscal period from 7/1/86 to 8/31/96. For the 12 month fiscal year ended 6/30/96 the aggregate sales charges on Class A shares were $34,680,166 of which $8,833,275 was retained by the Distributor. For the same period, Class B contingent deferred sales charges in the amount of $2,198,614 and Class C contingent deferred sales charges in the amount of $204,629 were retained by the Distributor.

-------------------------------------------------------------------------------
           Class A Contingent    Class B Contingent
Fiscal     Deferred Sales        Deferred Sales        Class C Contingent
Year       Charges Retained by   Charges Retained by   Deferred Sales Charges
Ended 8/31 Distributor           Distributor           Retained by Distributor

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   1998           $10,427             $6,598,210              $185,210
-------------------------------------------------------------------------------

      For additional information about distribution of the Fund's shares, including fees and expenses, please refer to "Distribution and Service Plans," below.

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund reimburses the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Directors, including a majority of the Independent Directors2, cast in person at a meeting called for the purpose of voting on that plan. Each plan has also been approved by the holders of a "majority" (as defined in the Investment Company Act) of the shares of the applicable class. The shareholder vote for the Distribution and Service Plans for Class B and Class C shares was cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund.

2. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Directors" in this Statement of Additional Information refers to those Directors who are not "interested persons" of the Fund (or its parent corporation) and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

2. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Directors" in this Statement of Additional Information refers to those Directors who are not "interested persons" of the Fund (or its parent corporation) and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

      Under the plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Directors and its Independent Directors specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Directors and the Independent Directors must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Directors at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan, the purpose for which the payments were made and the identity of each recipient of a payment. The reports on the Class B Plan and Class C Plan shall also include the Distributor's distribution costs for that quarter and such costs for previous fiscal periods that have been carried forward. Those reports are subject to the review and approval of the Independent Directors.

      Each Plan states that while it is in effect, the selection and nomination of those Directors of the Fund's parent corporation who are not "interested persons" of the corporation (or the Fund) is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Directors.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Directors. The Board of Directors has set no minimum amount of assets to qualify for payments under the plans.

      o Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal year ended August 31, 1998 payments under the Class A Plan totaled $12,600,768, all of which was paid by the Distributor to recipients. That included $635,016 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      o Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans allow the Distributor to be reimbursed for its services and costs in distributing Class B and Class C shares and servicing accounts. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      The Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor: o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,

o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

o employs personnel to support distribution of Class B and Class C shares, and

o        bears  the  costs  of  sales   literature,   advertising   and
         prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      For the fiscal year ended August 31, 1998, payments under the Class B plan totaled $41,203,918 (including $176,564 paid to an affiliate of the Distributor's parent). The Distributor retained $33,656,266 of the total amount. For the fiscal year ended August 31, 1998, payments under the Class C plan totaled $11,840,338, (including $200,516 paid to an affiliate of the Distributor's parent). The Distributor retained $3,657,622 of the total amount.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. As of August 31, 1998, the Distributor had incurred unreimbursed expenses under the Class B plan in the amount of $112,213,838 (equal to 2.69% of the Fund's net assets represented by Class B shares on that date) and unreimbursed expenses under the Class C plan of $10,871,517 (equal to 0.95% of the Fund's net assets represented by Class C shares on that date). If either the Class B or the Class C plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

      All payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

      |_| Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

      |_| An investment in the Fund is not insured by the FDIC or any other government agency.

      |_| The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.

      |_| The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.

      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.

      |_|  Total  returns  for  any  given  past  period  represent   historical
performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. There is no sales charge on Class Y shares.

      |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

------------------------------------------------------------------------------

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )

------------------------------------------------------------------------------

      |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

------------------------------------------------------------------------------

            ERV - P
            ------- = Total Return
               P

------------------------------------------------------------------------------
      |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 8/31/98

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Cumulative Total              Average Annual Total Returns
          Returns (10

Class of  years or Life of

Shares    Class)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                   5-Year           10-Year
                                                     (or              (or

                                 1-Year        life-of-class)    life-of-class)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
          Charge   Charge   Charge   Charge   Charge   Charge   Charge  Charge

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A   546.96%  586.43%  -2.28%   3.68%    13.34%   14.69%   20.11%1 20.82%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B   74.92%   77.92%   -1.90%   2.86%    15.37%2  15.87%2  N/A     N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C   85.05%   85.05%   1.92%    2.91%    13.83%3  13.83%3  N/A     N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y   N/A      28.79%   N/A      3.88%    N/A      19.80%4  N/A     N/A
--------------------------------------------------------------------------------
1. Inception of Class A:      2/3/88
2. Inception of Class B:      10/3/94
3. Inception of Class C:      12/1/93
4. Inception of Class Y:      11/1/96

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. Lipper currently ranks the Fund's performance against all other growth and income funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |_| Morningstar Rankings. From time to time the Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among domestic stock funds.

      Morningstar star rankings are based on risk-adjusted total investment return. Investment return measures a fund's (or class's) one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%
respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

      The Fund may also compare its performance to that of other funds in its Morningstar category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      |_| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

------------------------------------------------------------------------------

A B O U T  Y O U R  A C C O U N T


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How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      n Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:

         o Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and

         o current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and

         o Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      n The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:


Oppenheimer Bond Fund                   Oppenheimer Large Cap Growth Fund
Oppenheimer California Municipal Fund   Oppenheimer Limited-Term Government Fund
Oppenheimer Capital Appreciation Fund   Oppenheimer   Main   Street   California


                                        Municipal Fund


Oppenheimer Capital Income Fund         Oppenheimer  Main Street Growth & Income

                                      Fund

Oppenheimer Champion Income Fund ________ Oppenheimer MidCap Fund Oppenheimer Convertible Securities Fund Oppenheimer Multiple Strategies Fund Oppenheimer Developing Markets Fund _____ Oppenheimer Municipal Bond Fund Oppenheimer Disciplined Allocation Fund Oppenheimer New York Municipal Fund Oppenheimer Disciplined Value Fund ______ Oppenheimer New Jersey Municipal Fund Oppenheimer Discovery Fund ______________ Oppenheimer Pennsylvania Municipal Fund Oppenheimer Enterprise Fund _____________ Oppenheimer Quest Balanced Value Fund Oppenheimer Europe Fund _________________ Oppenheimer Quest Capital Value Fund,

                                      Inc.


Oppenheimer Florida Municipal Fund      Oppenheimer  Quest  Global  Value  Fund,

                                      Inc.

Oppenheimer Global Fund                 Oppenheimer Quest Opportunity Value Fund
Oppenheimer Global Growth & Income Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Gold & Special Minerals Oppenheimer Quest Value Fund, Inc.
Fund
Oppenheimer Growth Fund                 Oppenheimer Real Asset Fund
Oppenheimer High Yield Fund             Oppenheimer Strategic Income Fund
Oppenheimer Insured Municipal Fund      Oppenheimer Total Return Fund, Inc.
Oppenheimer Intermediate Municipal Fund Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund     Oppenheimer World Bond Fund
Oppenheimer International Growth Fund   Limited-Term New York Municipal Fund
Oppenheimer     International     Small Rochester Fund Municipals
Company Fund

and the following money market funds:

Centennial America Fund, L. P.          Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
Centennial Government Trust             Oppenheimer Cash Reserves
Centennial Money Market Trust           Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      [_]  Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class

            A contingent deferred sales charge,

(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and

(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
            (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (minimum $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited, normally four to five business days prior to the investment dates selected in the Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

      Before initiating Asset Builder payments, obtain a prospectus of the selected fund(s) from the Distributor or your financial advisor and request an application from the Distributor, complete it and return it. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 15 days) after receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of Retirement Plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the Plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the Plan's applicable investments reach $5 million. Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

G     Class B Conversion.  The  conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the shareholder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      [_] Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Directors, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days and the values of some of the Fund's portfolio securities may change significantly on these days, when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

      n Securities Valuation. The Fund's Board of Directors has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

         o Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows: (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or

(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

         o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the

            Board of Directors, or

(2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

         o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

         o The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued,

(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

         o  The  following   securities   are  valued  at  cost,   adjusted  for
amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

         o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of: o Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Sending Redemption Proceeds by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must (1) state the reason for the distribution; (2) state the owner's awareness of tax penalties if the distribution is premature; and

(3) conform to the requirements of the plan and the Fund's other redemption requirements.

     Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information.

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.

      o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.

      o Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.

      o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.

      o Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Convertible Securities Fund, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Convertible Securities Fund are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange of Class M shares. No other exchanges may be made to Class M shares.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      [_]  How  Exchanges  Affect  Contingent   Deferred  Sales  Charges.  No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify which class of shares they with to exchange.

      [_] Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      [_] Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      [_] Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Directors and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers,  brokers and other
financial   institutions  that have a sales agreement with  OppenheimerFunds
Distributor,  Inc.,  a  subsidiary  of the  Manager  that  acts  as  the  Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It acts on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche, LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT


================================================================================
The Board of Directors and Shareholders of
Oppenheimer Main Street Income & Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street Income & Growth Fund as of August 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for the period July 1, 1993, to August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998, by correspondence with the custodian and brokers; and where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street Income & Growth Fund at August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Denver, Colorado
September 22, 1998






                 37 Oppenheimer Main Street Income & Growth Fund

FINANCIALS
--------------------------------------------------------------------------------
 Oppenheimer Main Street Income & Growth Fund

STATEMENT OF INVESTMENTS August 31, 1998

                                                                                   MARKET VALUE
                                                                  SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------
COMMON STOCKS--91.1%
-----------------------------------------------------------------------------------------------
BASIC MATERIALS--2.2%
-----------------------------------------------------------------------------------------------
CHEMICALS--2.2%
Du Pont (E.I.) De Nemours & Co.                                     600,000       $ 34,612,500
-----------------------------------------------------------------------------------------------
Monsanto Co.                                                      2,506,800        137,090,625
-----------------------------------------------------------------------------------------------
PPG Industries, Inc.                                                240,000         12,195,000
-----------------------------------------------------------------------------------------------
Rohm & Haas Co.                                                     224,000         19,334,000
-----------------------------------------------------------------------------------------------
Sigma-Aldrich Corp.                                                 750,000         20,812,500
-----------------------------------------------------------------------------------------------
Solutia, Inc.                                                       300,000          6,731,250
                                                                                  -------------
                                                                                   230,775,875

-----------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--17.7%
-----------------------------------------------------------------------------------------------
AUTOS & HOUSING--1.8%
Ford Motor Co.                                                    2,230,000         98,120,000
-----------------------------------------------------------------------------------------------
General Motors Corp.                                              1,150,000         66,412,500
-----------------------------------------------------------------------------------------------
Hertz Corp., Cl. A                                                  150,000          5,662,500
-----------------------------------------------------------------------------------------------
Stanley Works (The)                                                 308,100         12,131,437
                                                                                  -------------
                                                                                   182,326,437

-----------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--5.3%
Alaska Air Group, Inc.(1)                                           450,000         17,521,875
-----------------------------------------------------------------------------------------------
America West Holdings Corp., Cl. B(1)                               300,000          5,831,250
-----------------------------------------------------------------------------------------------
AMR Corp.(1)                                                        472,000         25,724,000
-----------------------------------------------------------------------------------------------
ASA Holdings, Inc.                                                  100,000          3,425,000
-----------------------------------------------------------------------------------------------
Carnival Corp.                                                      670,000         19,346,250
-----------------------------------------------------------------------------------------------
Comair Holdings, Inc.                                               150,000          3,815,625
-----------------------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B(1)                                100,000          4,125,000
-----------------------------------------------------------------------------------------------
Delta Air Lines, Inc.                                               180,000         18,360,000
-----------------------------------------------------------------------------------------------
Hilton Hotels Corp.                                                 699,000         14,504,250
-----------------------------------------------------------------------------------------------
King World Productions, Inc.(1)                                     110,000          2,310,000
-----------------------------------------------------------------------------------------------
Marriott International, Inc., Cl. A                               3,340,600         93,745,587
-----------------------------------------------------------------------------------------------
Mattel, Inc.                                                        540,000         17,482,500
-----------------------------------------------------------------------------------------------
McDonald's Corp.                                                  2,401,100        134,611,669
-----------------------------------------------------------------------------------------------
Time Warner, Inc.                                                 2,255,180        181,260,092
                                                                                  -------------
                                                                                   542,063,098

-----------------------------------------------------------------------------------------------
MEDIA--2.6%
American Greetings Corp., Cl. A                                     102,000          3,735,750
-----------------------------------------------------------------------------------------------
Cox Communications, Inc., Cl. A(1)                                1,317,100         55,318,200
-----------------------------------------------------------------------------------------------
Gannett Co., Inc.                                                   600,000         35,400,000
-----------------------------------------------------------------------------------------------
New York Times Co., Cl. A                                           800,000         23,200,000
-----------------------------------------------------------------------------------------------
Omnicom Group, Inc.                                               2,155,800        102,669,975






                13 Oppenheimer Main Street Income & Growth Fund

                                                                                   MARKET VALUE
                                                                  SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------
MEDIA (CONTINUED)
Tele-Communications, Inc. (New),
Liberty Media Group, Series A(1)                                    660,000       $ 21,573,750
-----------------------------------------------------------------------------------------------
Tribune Co.                                                         450,000         28,996,875
                                                                                  -------------
                                                                                   270,894,550

-----------------------------------------------------------------------------------------------
RETAIL: GENERAL--4.4%
CVS Corp.                                                         1,796,000         65,329,500
-----------------------------------------------------------------------------------------------
Dollar General Corp.                                                290,000          7,793,750
-----------------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                                580,000         25,266,250
-----------------------------------------------------------------------------------------------
Jones Apparel Group, Inc.(1)                                        815,700         15,804,187
-----------------------------------------------------------------------------------------------
Kohl's Corp.(1)                                                     100,000          4,543,750
-----------------------------------------------------------------------------------------------
Liz Claiborne, Inc.                                                 110,000          3,135,000
-----------------------------------------------------------------------------------------------
May Department Stores Cos.                                          450,000         25,312,500
-----------------------------------------------------------------------------------------------
Mohawk Industries, Inc.(1)                                          180,000          4,781,250
-----------------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                             300,000         14,868,750
-----------------------------------------------------------------------------------------------
Shaw Industries, Inc.                                               450,000          6,806,250
-----------------------------------------------------------------------------------------------
VF Corp.                                                            160,100          6,063,787
-----------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                             4,675,000        274,656,250
                                                                                  -------------
                                                                                   454,361,224

-----------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--3.6%
Abercrombie & Fitch Co., Cl. A(1)                                   350,000         15,050,000
-----------------------------------------------------------------------------------------------
Best Buy Co., Inc.(1)                                               200,000          7,875,000
-----------------------------------------------------------------------------------------------
Costco Cos., Inc.(1)                                                320,000         15,060,000
-----------------------------------------------------------------------------------------------
Footstar, Inc.(1)                                                   100,000          2,912,500
-----------------------------------------------------------------------------------------------
Gap, Inc.                                                         2,675,000        136,592,187
-----------------------------------------------------------------------------------------------
Home Depot, Inc.                                                  2,900,000        111,650,000
-----------------------------------------------------------------------------------------------
Lowe's Cos., Inc.                                                   520,000         18,232,500
-----------------------------------------------------------------------------------------------
Polo Ralph Lauren Corp.(1)                                          300,000          6,581,250
-----------------------------------------------------------------------------------------------
Proffitt's, Inc.(1)                                                 200,000          5,100,000
-----------------------------------------------------------------------------------------------
Staples, Inc.(1)                                                    250,000          6,781,250
-----------------------------------------------------------------------------------------------
Tandy Corp.                                                         250,000         13,640,625
-----------------------------------------------------------------------------------------------
Tiffany & Co.                                                       867,000         32,241,562
                                                                                  -------------
                                                                                   371,716,874

-----------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--16.6%
-----------------------------------------------------------------------------------------------
BEVERAGES--1.1%
Anheuser-Busch Cos., Inc.                                         2,433,500        112,245,187
-----------------------------------------------------------------------------------------------
FOOD--2.6%
Agribrands International, Inc.(1)                                   171,960          5,008,335
-----------------------------------------------------------------------------------------------
Albertson's, Inc.                                                   580,000         29,326,250
-----------------------------------------------------------------------------------------------
Bestfoods                                                           530,800         26,639,525





                14 Oppenheimer Main Street Income & Growth Fund

                                                                                   MARKET VALUE
                                                                  SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------
FOOD (CONTINUED)
H.J. Heinz Co.                                                    1,625,000     $   86,632,813
-----------------------------------------------------------------------------------------------
Safeway, Inc.(1)                                                    860,100         33,866,438
-----------------------------------------------------------------------------------------------
Unilever NV, NY Shares                                            1,300,000         82,387,500
                                                                                 --------------
                                                                                   263,860,861

-----------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--10.1%
Abbott Laboratories                                               3,100,000        119,350,000
-----------------------------------------------------------------------------------------------
American Home Products Corp.                                      3,100,000        155,387,500
-----------------------------------------------------------------------------------------------
Amgen, Inc.(1)                                                      350,000         21,306,250
-----------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                          2,000,000        195,750,000
-----------------------------------------------------------------------------------------------
Johnson & Johnson                                                   945,000         65,205,000
-----------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                 2,280,000        264,337,500
-----------------------------------------------------------------------------------------------
Mylan Laboratories, Inc.                                            300,000          6,862,500
-----------------------------------------------------------------------------------------------
Schering-Plough Corp.                                             1,960,800        168,628,800
-----------------------------------------------------------------------------------------------
Warner Lambert Co.                                                  600,000         39,150,000
                                                                                 --------------
                                                                                 1,035,977,550

-----------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--1.1%
Allegiance Corp.                                                    582,000         16,441,500
-----------------------------------------------------------------------------------------------
Arterial Vascular Engineering, Inc.(1)                              450,000         15,750,000
-----------------------------------------------------------------------------------------------
Becton, Dickinson & Co.                                             832,400         27,729,325
-----------------------------------------------------------------------------------------------
Biomet, Inc.                                                        300,000          8,062,500
-----------------------------------------------------------------------------------------------
Cardinal Health, Inc.                                               365,300         31,963,750
-----------------------------------------------------------------------------------------------
Lincare Holdings, Inc.(1)                                           300,000         10,181,250
-----------------------------------------------------------------------------------------------
Tenet Healthcare Corp.(1)                                            52,200          1,347,413
                                                                                 --------------
                                                                                   111,475,738

-----------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.3%
Kimberly-Clark Corp.                                                680,000         25,925,000
-----------------------------------------------------------------------------------------------
TOBACCO--1.4%
Fortune Brands, Inc.                                                320,000          8,820,000
-----------------------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                          3,375,000        140,273,438
                                                                                 --------------
                                                                                   149,093,438

-----------------------------------------------------------------------------------------------
ENERGY--3.7%
-----------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--3.3%
Apache Corp.                                                      1,300,000         29,737,500
-----------------------------------------------------------------------------------------------
Baker Hughes, Inc.                                                2,182,140         39,824,055
-----------------------------------------------------------------------------------------------
Chieftain International, Inc.(1)                                    190,200          2,662,800
-----------------------------------------------------------------------------------------------
Dresser Industries, Inc.                                            750,000         19,171,875
-----------------------------------------------------------------------------------------------
Halliburton Co.                                                   1,671,900         44,409,844







                15 Oppenheimer Main Street Income & Growth Fund

STATEMENT OF INVESTMENTS (Continued)

                                                                                   MARKET VALUE
                                                                   SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS (CONTINUED)
Nabors Industries, Inc.(1)                                          800,000       $  9,450,000
-----------------------------------------------------------------------------------------------
Oryx Energy Co.                                                     300,000          3,731,250
-----------------------------------------------------------------------------------------------
Paramount Resources Ltd.                                            144,400          1,061,651
-----------------------------------------------------------------------------------------------
Santa Fe International Corp.                                        251,400          3,393,900
-----------------------------------------------------------------------------------------------
Schlumberger Ltd.                                                 3,930,000        172,183,125
-----------------------------------------------------------------------------------------------
Smith International, Inc.(1)                                        225,000          3,965,625
-----------------------------------------------------------------------------------------------
Tesoro Petroleum Corp.(1)                                           450,000          5,793,750
-----------------------------------------------------------------------------------------------
Transocean Offshore, Inc.                                           200,000          4,912,500
                                                                                  -------------
                                                                                   340,297,875

-----------------------------------------------------------------------------------------------
OIL-INTEGRATED--0.4%
Berkley Petroleum Corp.(1)                                        1,573,800          8,300,803
-----------------------------------------------------------------------------------------------
Canadian 88 Energy Corp.(1)                                       2,421,900          7,354,725
-----------------------------------------------------------------------------------------------
Canadian Natural Resources Ltd.(1)                                  270,000          3,193,391
-----------------------------------------------------------------------------------------------
Frontier Oil Corp.(1)                                               850,900          4,573,588
-----------------------------------------------------------------------------------------------
Newport Petroleum Corp.(1)                                        1,934,000          5,007,582
-----------------------------------------------------------------------------------------------
Vastar Resources, Inc.                                              307,200         11,673,600
                                                                                  -------------
                                                                                    40,103,689

-----------------------------------------------------------------------------------------------
FINANCIAL--20.2%
-----------------------------------------------------------------------------------------------
BANKS--9.3%
AmSouth Bancorp                                                     320,000         11,000,000
-----------------------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                                    800,000         19,350,000
-----------------------------------------------------------------------------------------------
BankAmerica Corp.                                                 1,200,000         76,875,000
-----------------------------------------------------------------------------------------------
BB&T Corp.                                                          690,000         19,449,375
-----------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                                       1,700,000         90,100,000
-----------------------------------------------------------------------------------------------
Citicorp                                                            700,000         75,687,500
-----------------------------------------------------------------------------------------------
Comerica, Inc.                                                      220,000         11,495,000
-----------------------------------------------------------------------------------------------
Commercial Federal Corp.                                            767,750         16,890,500
-----------------------------------------------------------------------------------------------
Credit Suisse Group                                                 270,000         47,322,832
-----------------------------------------------------------------------------------------------
Dime Bancorp, Inc.                                                  430,000          8,170,000
-----------------------------------------------------------------------------------------------
First Chicago NBD Corp.                                             917,100         58,121,213
-----------------------------------------------------------------------------------------------
First Union Corp.                                                 1,200,000         58,200,000
-----------------------------------------------------------------------------------------------
Fleet Financial Group, Inc.                                       1,000,000         65,562,500
-----------------------------------------------------------------------------------------------
Mellon Bank Corp.                                                   844,200         43,898,400
-----------------------------------------------------------------------------------------------
National City Corp.                                                 450,000         26,437,500
-----------------------------------------------------------------------------------------------
Northern Trust Corp.                                                540,000         30,105,000
-----------------------------------------------------------------------------------------------
Old Kent Financial Corp.                                            230,000          7,417,500
-----------------------------------------------------------------------------------------------
Regions Financial Corp.                                             370,000         12,811,250
-----------------------------------------------------------------------------------------------
Summit Bancorp                                                    1,167,500         39,840,938
-----------------------------------------------------------------------------------------------
UBS AG(1)                                                            85,000         27,445,099






                16 Oppenheimer Main Street Income & Growth Fund


                                                                                   MARKET VALUE
                                                                   SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------
BANKS (CONTINUED)
Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR              800,000       $ 12,000,000
-----------------------------------------------------------------------------------------------
Wachovia Corp.                                                      300,000         21,993,750
-----------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                   618,333        174,292,614
                                                                                  -------------
                                                                                   954,465,971

-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--8.2%
AMBAC Financial Group, Inc.                                         320,000         15,100,000
-----------------------------------------------------------------------------------------------
American Express Co.                                              3,158,400        246,355,200
-----------------------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                               577,200         34,126,950
-----------------------------------------------------------------------------------------------
Fannie Mae                                                        1,606,000         91,240,875
-----------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                         1,020,000         67,320,000
-----------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                  2,071,200        120,259,050
-----------------------------------------------------------------------------------------------
PaineWebber Group, Inc.                                             430,000         14,942,500
-----------------------------------------------------------------------------------------------
Price (T. Rowe) Associates, Inc.                                    200,000          6,087,500
-----------------------------------------------------------------------------------------------
Travelers Group, Inc.                                             5,654,401        250,914,044
                                                                                  -------------
                                                                                   846,346,119

-----------------------------------------------------------------------------------------------
INSURANCE--2.7%
Allmerica Financial Corp.                                           200,000         11,925,000
-----------------------------------------------------------------------------------------------
Allstate Corp.                                                    3,155,200        118,320,000
-----------------------------------------------------------------------------------------------
Chubb Corp.                                                         226,000         14,125,000
-----------------------------------------------------------------------------------------------
Cigna Corp.                                                         494,000         28,744,625
-----------------------------------------------------------------------------------------------
General Re Corp.                                                    156,000         32,370,000
-----------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                             308,000         13,783,000
-----------------------------------------------------------------------------------------------
Hartford Life, Inc., Cl. A                                          430,000         22,037,500
-----------------------------------------------------------------------------------------------
Jefferson-Pilot Corp.                                                97,800          5,550,150
-----------------------------------------------------------------------------------------------
Lincoln National Corp.                                              260,000         22,360,000
-----------------------------------------------------------------------------------------------
Old Republic International Corp.                                    500,000         11,156,250
                                                                                  -------------
                                                                                   280,371,525

-----------------------------------------------------------------------------------------------
INDUSTRIAL--6.4%
-----------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.1%
Berg Electronics Corp.(1)                                           127,200          4,134,000
-----------------------------------------------------------------------------------------------
General Electric Co.                                              1,834,500        146,760,000
-----------------------------------------------------------------------------------------------
Grainger (W.W.), Inc.                                             1,135,000         44,477,813
-----------------------------------------------------------------------------------------------
Honeywell, Inc.                                                     360,000         22,500,000
                                                                                  -------------
                                                                                   217,871,813

-----------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--0.2%
Lafarge Corp.                                                       200,000          5,712,500
-----------------------------------------------------------------------------------------------
Vulcan Materials Co.                                                100,000         11,150,000
                                                                                  -------------
                                                                                    16,862,500







                17 Oppenheimer Main Street Income & Growth Fund

STATEMENT OF INVESTMENTS (Continued)

                                                                                   MARKET VALUE
                                                                  SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.9%
Donnelley (R.R.) & Sons Co.                                       1,325,000       $ 48,031,250
-----------------------------------------------------------------------------------------------
H&R Block, Inc.                                                     260,000         10,172,500
-----------------------------------------------------------------------------------------------
IMS Health, Inc.                                                    200,000         11,000,000
-----------------------------------------------------------------------------------------------
Interpublic Group of Cos., Inc.                                   1,676,850         95,580,450
-----------------------------------------------------------------------------------------------
NCR Corp.(1)                                                        400,000         10,575,000
-----------------------------------------------------------------------------------------------
Nielsen Media Research                                               66,666            599,994
-----------------------------------------------------------------------------------------------
Republic Services, Inc.(1)                                          428,200          6,904,725
-----------------------------------------------------------------------------------------------
Waste Management, Inc. (New)(1)                                     400,000         17,650,000
                                                                                  -------------
                                                                                   200,513,919

-----------------------------------------------------------------------------------------------
MANUFACTURING--1.9%
AlliedSignal, Inc.                                                  800,000         27,450,000
-----------------------------------------------------------------------------------------------
Avery-Dennison Corp.                                              1,569,900         84,284,006
-----------------------------------------------------------------------------------------------
Herman Miller, Inc.                                                 300,000          6,150,000
-----------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                                500,000         34,250,000
-----------------------------------------------------------------------------------------------
United Technologies Corp.                                           560,900         40,700,306
                                                                                  -------------
                                                                                   192,834,312

-----------------------------------------------------------------------------------------------
TRANSPORTATION--0.3%
Burlington Northern Santa Fe Corp.                                  230,000         21,404,375
-----------------------------------------------------------------------------------------------
CNF Transportation, Inc.                                            250,000          7,812,500
                                                                                  -------------
                                                                                    29,216,875

-----------------------------------------------------------------------------------------------
TECHNOLOGY--13.4%
-----------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.2%
Lockheed Martin Corp.                                               250,000         21,859,375
-----------------------------------------------------------------------------------------------
COMPUTER HARDWARE--3.4%
International Business Machines Corp.                             2,210,000        248,901,250
-----------------------------------------------------------------------------------------------
Komag, Inc.(1)                                                    1,243,000          3,418,250
-----------------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                         300,000         18,168,750
-----------------------------------------------------------------------------------------------
Storage Technology Corp. (New)(1)                                 1,700,000         36,975,000
-----------------------------------------------------------------------------------------------
Sun Microsystems, Inc.(1)                                           980,000         38,832,500
-----------------------------------------------------------------------------------------------
Symbol Technologies, Inc.                                            88,000          3,608,000
                                                                                  -------------
                                                                                   349,903,750

-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--6.0%
Automatic Data Processing, Inc.                                   1,377,900         87,841,125
-----------------------------------------------------------------------------------------------
BMC Software, Inc.(1)                                             2,120,000         89,702,500
-----------------------------------------------------------------------------------------------
Cadence Design Systems, Inc.(1)                                   1,800,000         38,025,000






                18 Oppenheimer Main Street Income & Growth Fund


                                                                                   MARKET VALUE
                                                                  SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES (CONTINUED)
Compuware Corp.(1)                                                  440,000     $   19,992,500
-----------------------------------------------------------------------------------------------
Microsoft Corp.(1)                                                3,200,000        307,000,000
-----------------------------------------------------------------------------------------------
Sabre Group Holdings, Inc.(1)                                       300,000          9,600,000
-----------------------------------------------------------------------------------------------
Sapient Corp.(1)                                                    300,000         11,718,750
-----------------------------------------------------------------------------------------------
Sungard Data Systems, Inc.(1)                                     1,612,000         51,080,250
                                                                                  -------------
                                                                                   614,960,125

-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--3.8%
CIENA Corp.(1)                                                    1,433,800         40,325,625
-----------------------------------------------------------------------------------------------
Cisco Systems, Inc.(1)                                            3,075,000        251,765,625
-----------------------------------------------------------------------------------------------
Lucent Technologies, Inc.                                         1,002,800         71,073,450
-----------------------------------------------------------------------------------------------
Tellabs, Inc.(1)                                                    780,000         32,955,000
                                                                                  -------------
                                                                                   396,119,700

-----------------------------------------------------------------------------------------------
UTILITIES--10.9%
-----------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.5%
BEC Energy                                                          150,000          5,943,750
-----------------------------------------------------------------------------------------------
DTE Energy Co.                                                      180,000          7,582,500
-----------------------------------------------------------------------------------------------
Duke Energy Corp.                                                   500,000         31,187,500
-----------------------------------------------------------------------------------------------
Energy East Corp.                                                   200,000          9,000,000
-----------------------------------------------------------------------------------------------
Florida Progress Corp.                                              400,000         16,875,000
-----------------------------------------------------------------------------------------------
FPL Group, Inc.                                                     418,000         27,823,125
-----------------------------------------------------------------------------------------------
PG&E Corp.                                                        1,100,000         35,337,500
-----------------------------------------------------------------------------------------------
Pinnacle West Capital Corp.                                         120,000          5,182,500
-----------------------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                               400,000         14,650,000
-----------------------------------------------------------------------------------------------
SCANA Corp.                                                         200,000          6,137,500
                                                                                  -------------
                                                                                   159,719,375

-----------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--9.4%
Ameritech Corp.                                                   2,480,000        116,870,000
-----------------------------------------------------------------------------------------------
AT&T Corp.                                                        4,969,582        249,100,298
-----------------------------------------------------------------------------------------------
Bell Atlantic Corp.                                               3,040,000        134,140,000
-----------------------------------------------------------------------------------------------
BellSouth Corp.                                                   2,470,000        169,349,375
-----------------------------------------------------------------------------------------------
Century Telephone Enterprises, Inc.                                 200,000          9,075,000
-----------------------------------------------------------------------------------------------
GTE Corp.                                                         1,000,000         50,000,000
-----------------------------------------------------------------------------------------------
MCI Communications Corp.                                          1,000,000         50,000,000
-----------------------------------------------------------------------------------------------
Sprint Corp.                                                      1,100,000         73,768,750
-----------------------------------------------------------------------------------------------
U S West, Inc.                                                    1,260,000         65,520,000
-----------------------------------------------------------------------------------------------
WorldCom, Inc.                                                    1,170,500         47,917,344
                                                                                 --------------
                                                                                   965,740,767
                                                                                 --------------
Total Common Stocks (Cost $8,283,490,286)                                        9,377,903,522






                19 Oppenheimer Main Street Income & Growth Fund

                                                                                                    MARKET VALUE
                                                                                 SHARES             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.1%
----------------------------------------------------------------------------------------------------------------
Tesoro Petroleum Corp., 7.25% Cv. Preferred (Cost $17,531,250)(1)                   1,100,000       $ 15,675,000

----------------------------------------------------------------------------------------------------------------
OTHER SECURITIES--0.8%
----------------------------------------------------------------------------------------------------------------
Continental Airlines Finance Trust, 8.50% Cv.
Trust Originated Preferred Securities(2)                                              125,000         11,468,750
----------------------------------------------------------------------------------------------------------------
Houston Industries, Inc., 7% Automatic Common
Exchange Securities, Exchangeable for Time Warner, Inc.
Common Stock, 7/1/00                                                                  703,000         50,264,500
----------------------------------------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25% Cum. Term Income
Deferrable Equity Securities, Non-Vtg.(1)                                             350,300         15,632,138
                                                                                                    ------------
Total Other Securities (Cost $56,059,009)                                                             77,365,388

                                                                                 UNITS
----------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
----------------------------------------------------------------------------------------------------------------
American Satellite Network, Inc. Wts., Exp. 6/99                                       18,750                 --
----------------------------------------------------------------------------------------------------------------
Iwerks Entertainment, Inc. Wts., Exp. 7/99                                             16,400                 --
                                                                                                    ------------
Total Rights, Warrants and Certificates (Cost $0)                                                             --

                                                                                 FACE
                                                                                 AMOUNT
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--2.7%
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.50%, 11/15/26                                             $ 57,950,000         66,787,433
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.625%, 2/15/27                                               64,300,000         75,391,814
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.929%, 5/15/21(3)                                   462,000,000        132,428,604
                                                                                                    ------------
Total U.S. Government Obligations (Cost $216,836,931)                                                274,607,851

----------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.1%
----------------------------------------------------------------------------------------------------------------
Saks Holdings, Inc., 5.50% Cv. Sub. Nts., 9/15/06
(Cost $9,279,396)                                                                  10,000,000          9,562,500

----------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--3.1%(4)
----------------------------------------------------------------------------------------------------------------
Baxter International, Inc., 5.55%, 9/2/98                                          20,000,000         19,996,917
----------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, 5.53%, 9/22/98                                             50,000,000         49,838,708
----------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5.36%, 9/1/98                                      25,300,000         25,300,000
----------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5.54%, 9/4/98                                      50,000,000         49,976,917
----------------------------------------------------------------------------------------------------------------
Household Finance Corp., 5.53%, 9/11/98                                            50,000,000         49,923,195
----------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 5.52%, 10/6/98                                25,000,000         24,865,833
----------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 5.52%, 9/14/98                                50,000,000         49,900,333
----------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 5.525%, 9/16/98                               50,000,000         49,884,896
                                                                                                    ------------
Total Short-Term Notes (Cost $319,686,799)                                                           319,686,799


                20 Oppenheimer Main Street Income & Growth Fund

                                                                                 FACE            MARKET VALUE
                                                                                 AMOUNT          SEE NOTE 1
================================================================================================================
REPURCHASE AGREEMENTS--2.6%
----------------------------------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings, Inc., 5.75%, dated
8/31/98, to be repurchased at $273,043,604 on 9/1/98, collateralized by U.S.
Treasury Nts., 5.375%-8%, 10/31/98-2/15/05, with
a value of $280,238,094 (Cost $273,000,000)                                      $273,000,000    $   273,000,000

----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $9,175,883,671)                                       100.5%    10,347,801,060
----------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                    (0.5)       (48,731,149)
                                                                                 ------------   ----------------
NET ASSETS                                                                              100.0%  $ 10,299,069,911
                                                                                 ============   ================

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $11,468,750 or 0.11% of the Fund's net assets as of August 31, 1998.

3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

4. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.











             21 Oppenheimer Main Street Income & Growth Fund

STATEMENT OF ASSETS AND LIABILITIES  August 31, 1998



================================================================================================================
ASSETS
Investments, at value (cost $9,175,883,671)--see accompanying statement                          $10,347,801,060
----------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                                                 1,562
----------------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                     128,960,019
Shares of capital stock sold                                                                          29,513,487
Interest and dividends                                                                                12,465,884
----------------------------------------------------------------------------------------------------------------
Other                                                                                                    151,807
                                                                                                 ---------------
Total assets                                                                                      10,518,893,819

================================================================================================================
LIABILITIES
Bank overdraft                                                                                         9,208,146
----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                163,687,601
Shares of capital stock redeemed                                                                      38,139,374
Distribution and service plan fees                                                                     4,951,592
Transfer and shareholder servicing agent fees                                                          1,935,922
Shareholder reports                                                                                    1,068,027
Custodian fees                                                                                           109,873
Other                                                                                                    723,373
                                                                                                 ---------------
Total liabilities                                                                                    219,823,908

================================================================================================================
NET ASSETS                                                                                       $10,299,069,911
                                                                                                 ===============

================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of capital stock                                                             $     3,199,462
----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                         8,629,761,057
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                    7,487,787
----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions                                                                    486,700,405
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                           1,171,921,200
                                                                                                 ---------------
Net assets                                                                                       $10,299,069,911
                                                                                                 ===============






             22 Oppenheimer Main Street Income & Growth Fund

================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$4,932,816,908 and 152,645,006 shares of capital stock outstanding)                                       $32.32
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                                  $34.29

----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,168,497,546 and
129,966,667 shares of capital stock outstanding)                                                          $32.07

----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,144,692,103 and
35,695,727 shares of capital stock outstanding)                                                           $32.07

----------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $53,063,354 and 1,638,791 shares of capital stock outstanding)                                  $32.38

See accompanying Notes to Financial Statements.










             23 Oppenheimer Main Street Income & Growth Fund

STATEMENT OF OPERATIONS For The Year Ended August 31, 1998

================================================================================================================
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $253,942)                                           $ 110,298,808
----------------------------------------------------------------------------------------------------------------
Interest                                                                                              71,098,024
                                                                                                   -------------
Total income                                                                                         181,396,832

================================================================================================================
EXPENSES
Distribution and service plan fees--Note 4:
Class A                                                                                               12,600,768
Class B                                                                                               41,203,918
Class C                                                                                               11,840,338
----------------------------------------------------------------------------------------------------------------
Management fees--Note 4                                                                               48,131,633
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                                                7,854,040
Class B                                                                                                6,220,384
Class C                                                                                                1,789,236
Class Y                                                                                                   50,984
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                    2,885,039
----------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                                  365,003
Class B                                                                                                  449,061
Class C                                                                                                   87,496
Class Y                                                                                                   13,467
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                              415,564
----------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                              126,566
----------------------------------------------------------------------------------------------------------------
Directors' fees and expenses                                                                              82,371
----------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                        33,336
----------------------------------------------------------------------------------------------------------------
Other                                                                                                    323,606
                                                                                                   -------------
Total expenses                                                                                       134,472,810

================================================================================================================
NET INVESTMENT INCOME                                                                                 46,924,022

================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                          754,933,055
Closing of futures contracts                                                                          13,019,737
Foreign currency transactions                                                                         (3,896,784)
                                                                                                   -------------
Net realized gain                                                                                    764,056,008

----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                         (654,291,621)
Translation of assets and liabilities denominated in foreign currencies                                3,036,100
                                                                                                   -------------
Net change                                                                                          (651,255,521)
                                                                                                   -------------
Net realized and unrealized gain                                                                     112,800,487

================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $ 159,724,509
                                                                                                   =============

See accompanying Notes to Financial Statements.


                24 Oppenheimer Main Street Income & Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED AUGUST 31,
                                                                            1998                 1997
===============================================================================================================
OPERATIONS
Net investment income                                                       $    46,924,022      $   69,037,133
---------------------------------------------------------------------------------------------------------------
Net realized gain                                                               764,056,008         436,466,588
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                          (651,255,521)      1,410,723,467
                                                                            ---------------      --------------
Net increase in net assets resulting from operations                            159,724,509       1,916,227,188

===============================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                         (45,226,904)        (48,672,471)
Class B                                                                          (8,782,796)        (14,534,654)
Class C                                                                          (2,469,141)         (4,918,987)
Class Y                                                                            (333,013)            (39,313)
---------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                        (337,281,891)       (230,404,395)
Class B                                                                        (260,785,205)       (151,242,446)
Class C                                                                         (77,385,259)        (54,897,836)
Class Y                                                                          (1,708,194)                (67)

===============================================================================================================
CAPITAL STOCK TRANSACTIONS
Net increase in net assets resulting from
capital stock transactions--Note 2:
Class A                                                                         728,868,147         576,537,290
Class B                                                                       1,112,912,778         898,948,324
Class C                                                                         178,104,386         114,188,051
Class Y                                                                          41,849,349          15,023,989

===============================================================================================================
NET ASSETS
Total increase                                                                1,487,486,766       3,016,214,673
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                           8,811,583,145       5,795,368,472
                                                                            ----------------     --------------
End of period (including undistributed net investment
income of $7,487,787 and $17,874,940, respectively)                         $10,299,069,911      $8,811,583,145
                                                                            ===============      ==============

See accompanying Notes to Financial Statements.







               25 Oppenheimer Main Street Income & Growth Fund

FINANCIAL HIGHLIGHTS

                                              CLASS A
                                              -----------------------------------------------------------------
                                                                                                        YEAR
                                                                                                        ENDED
                                              YEAR ENDED AUGUST 31,                                     JUNE 30,
                                              1998                1997                1996(3)           1996
===============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period          $33.87              $27.95              $28.89             $24.07
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .29                 .39                 .07                .40
Net realized and unrealized gain (loss)          .99                7.91               (1.01)              4.93
                                              ------              ------              ------             ------
Total income (loss) from
investment operations                           1.28                8.30                (.94)              5.33

---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income            (.33)               (.40)                 --               (.43)
Distributions from net realized gain           (2.50)              (1.98)                 --               (.08)
Distributions in excess of gains                  --                  --                  --                 --
                                              ------              ------              ------             ------
Total dividends and distributions
to shareholders                                (2.83)              (2.38)                 --               (.51)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $32.32              $33.87              $27.95             $28.89
                                              ======              ======              ======             ======

===============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)             3.68%              31.09%              (3.25)%            22.26%

===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                 $4,933              $4,457              $3,143             $3,147
---------------------------------------------------------------------------------------------------------------
Average net assets (in millions)              $5,184              $3,857              $3,090             $2,516
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           0.83%               1.29%               1.57%(6)           1.55%
Expenses                                        0.90%               0.94%               0.98%(6)           0.99%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                      80.9%              61.7%               17.5%              92.6%

1. For the period from November 1, 1996 (inception of offering) to August 31, 1997.

2. For the period from December 1, 1993 (inception of offering) to June
30, 1994.

3. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

4. For the period from October 3, 1994 (inception of offering) to June 30, 1995.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.






                26 Oppenheimer Main Street Income & Growth Fund

                                 CLASS B
----------------------           ----------------------------------------------------------------------------


                                 YEAR ENDED AUGUST 31,                               YEAR ENDED JUNE 30,
1995             1994            1998              1997            1996(3)           1998              1995(4)
=============================================================================================================
$20.40          $19.88           $33.66           $27.79           $28.77            $24.00            $21.49
-------------------------------------------------------------------------------------------------------------

   .47             .37              .04              .17              .04               .23               .25
  3.66            2.50              .96             7.86            (1.02)             4.87              2.54
------          ------           ------           ------           ------            ------            ------

  4.13            2.87             1.00             8.03             (.98)             5.10              2.79

-------------------------------------------------------------------------------------------------------------

  (.46)           (.36)            (.09)            (.18)              --              (.25)             (.28)
    --              --            (2.50)           (1.98)              --              (.08)               --
    --           (1.99)              --               --               --                --                --
------          ------           ------           ------           ------            ------            ------

  (.46)          (2.35)           (2.59)           (2.16)              --              (.33)             (.28)
-------------------------------------------------------------------------------------------------------------
$24.07          $20.40           $32.07           $33.66           $27.79            $28.77            $24.00
======          ======           ======           ======           ======            ======            ======

=============================================================================================================
 20.52%          14.34%            2.86%           30.12%           (3.41)%           21.34%            13.41%

=============================================================================================================


$1,924            $740           $4,168           $3,308           $1,909            $1,800              $628
-------------------------------------------------------------------------------------------------------------
$1,319            $270           $4,123           $2,642           $1,818            $1,155              $249
-------------------------------------------------------------------------------------------------------------

  2.31%           2.46%            0.06%            0.53%            0.82%(6)          0.74%             1.25%(6)
  1.07%           1.28%            1.66%            1.69%            1.74%(6)          1.76%             1.89%(6)
-------------------------------------------------------------------------------------------------------------
 101.3%          199.4%            80.9%            61.7%            17.5%             92.6%            101.3%

6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998 were $9,184,157,377 and $7,816,215,033, respectively.







                27 Oppenheimer Main Street Income & Growth Fund

                                                 CLASS C
                                                 ------------------------------------------------
                                                 YEAR ENDED AUGUST 31,
                                                 1998                  1997                1996(3)
=================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period              $33.64              $27.78              $28.75
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .03                 .16                 .04
Net realized and unrealized gain (loss)              .98                7.85               (1.01)
                                                 -------              ------              ------
Total income (loss) from investment operations      1.01                8.01                (.97)

------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.08)               (.17)                 --
Distributions from net realized gain               (2.50)              (1.98)                 --
Distributions in excess of gains                      --                  --                  --
                                                 -------              ------              ------
Total dividends and distributions
to shareholders                                    (2.58)              (2.15)                 --
------------------------------------------------------------------------------------------------
Net asset value, end of period                    $32.07              $33.64              $27.78
                                                 =======              ======              ======
================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                 2.91%              30.07%              (3.37)%

================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     $1,145              $1,030                $744
------------------------------------------------------------------------------------------------
Average net assets (in millions)                  $1,184              $  904                $730
------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               0.07%               0.54%               0.82%(6)
Expenses                                            1.65%               1.69%               1.73%(6)
------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                          80.9%               61.7%               17.5%

1. For the period from November 1, 1996 (inception of offering) to August 31, 1997.

2. For the period from December 1, 1993 (inception of offering) to June 30,
1994.

3. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

4. For the period from October 3, 1994 (inception of offering) to June 30, 1995.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.








                28 Oppenheimer Main Street Income & Growth Fund

                                                  CLASS Y
---------------------------------------           -----------------------
YEAR ENDED JUNE 30,                               YEAR ENDED AUGUST 31,
1996             1995            1994(2)          1998             1997(1)
=========================================================================
$23.97          $20.33           $20.76           $33.94           $29.55
-------------------------------------------------------------------------

   .21             .33              .13              .38              .41
  4.88            3.62             (.42)             .97             6.30
------           -----           ------           ------           ------

 5.09             3.95             (.29)            1.35             6.71

-------------------------------------------------------------------------

  (.23)           (.31)            (.14)            (.41)            (.34)
  (.08)             --               --            (2.50)           (1.98)
    --              --               --               --               --
------           -----           ------           ------           ------

  (.31)           (.31)            (.14)           (2.91)           (2.32)
-------------------------------------------------------------------------
$28.75          $23.97           $20.33           $32.38           $33.94
======          ======           ======           ======           ======

=========================================================================
 21.35%          19.63%           (1.44)%           3.88%           23.98%

=========================================================================


  $741            $462             $170              $53              $16
-------------------------------------------------------------------------
  $588            $325             $ 72              $37              $ 5
-------------------------------------------------------------------------

  0.80%           1.57%            1.86%(6)         1.02%            1.58%(6)
  1.74%           1.82%            2.11%(6)         0.67%            0.65%(6)
-------------------------------------------------------------------------
  92.6%          101.3%           199.4%            80.9%            61.7%

6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998 were $9,184,157,377 and $7,816,215,033, respectively.

See accompanying Notes to Financial Statements.







                29 Oppenheimer Main Street Income & Growth Fund

NOTES TO FINANCIAL STATEMENTS




================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Income & Growth Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.





                30 Oppenheimer Main Street Income & Growth Fund

================================================================================
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

           The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.



                31 Oppenheimer Main Street Income & Growth Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

           The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $499,321, a decrease in paid-in capital of $2,822, and an increase in accumulated net realized gain of $502,143.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




                32 Oppenheimer Main Street Income & Growth Fund

================================================================================
2. CAPITAL STOCK

The Fund has authorized 420 million shares of $.01 par value capital stock (200 million for Class A, 150 million for Class B, 50 million for Class C and 20 million for Class Y). Transactions in shares of capital stock were as follows:

                                        YEAR ENDED AUGUST 31, 1998              YEAR ENDED AUGUST 31, 1997(1)
                                        ------------------------------          -------------------------------
                                        SHARES           AMOUNT                 SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------
Class A:
Sold                                     36,063,568      $1,301,502,710           33,556,681     $1,034,114,167
Dividends and
distributions reinvested                 11,155,518         367,256,659            9,085,326        266,799,418
Redeemed                                (26,184,202)       (939,891,222)         (23,475,410)      (724,376,295)
                                         ----------      --------------         ------------     --------------
Net increase                             21,034,884      $  728,868,147           19,166,597     $  576,537,290
                                         ==========      ==============         ============     ==============

---------------------------------------------------------------------------------------------------------------
Class B:
Sold                                     37,520,500      $1,345,971,561           34,495,825     $1,058,128,830
Dividends and
distributions reinvested                  7,843,422         255,472,251            5,396,671        157,340,936
Redeemed                                (13,683,243)       (488,531,034)         (10,274,858)      (316,521,442)
                                         ----------      --------------         ------------     --------------
Net increase                             31,680,679      $1,112,912,778           29,617,638     $  898,948,324
                                         ==========      ==============         ============     ==============

---------------------------------------------------------------------------------------------------------------
Class C:
Sold                                      8,806,101      $  317,722,662            7,368,632     $  225,510,151
Dividends and
distributions reinvested                  2,313,726          75,333,277            1,933,297         56,297,865
Redeemed                                 (6,042,849)       (214,951,553)          (5,469,271)      (167,619,965)
                                         ----------      --------------         ------------     --------------
Net increase                              5,076,978      $  178,104,386            3,832,658     $  114,188,051
                                         ==========      ==============         ============     ==============

---------------------------------------------------------------------------------------------------------------
Class Y:
Sold                                      1,573,594      $   56,981,398              530,156     $   16,705,572
Dividends and
distributions reinvested                     61,592           2,041,207                1,199             39,301
Redeemed                                   (475,241)        (17,173,256)             (52,509)        (1,720,884)
                                         ----------      --------------         ------------     --------------
Net increase                              1,159,945      $   41,849,349              478,846     $   15,023,989
                                         ==========      ==============         ===========      ==============

1. For the year ended August 31, 1997, for Class A, Class B and Class C shares and for the period from November 1, 1996, (inception of offering) to August 31, 1997, for Class Y shares.




                33 Oppenheimer Main Street Income & Growth Fund

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of August 31, 1998, net unrealized appreciation on investments of $1,171,917,389 was composed of gross appreciation of $1,864,273,965, and gross depreciation of $692,356,576.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of net assets of the Fund, 0.60% of the next $150 million, 0.55% of the next $150 million and 0.45% of average annual net assets in excess of $500 million.

           For the year ended August 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $28,733,281, of which $7,556,176 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $46,216,219 and $2,725,789, respectively, of which $1,938,908 and $72,599, respectively, was paid to an affiliated broker/dealer. During the year ended August 31, 1998, OFDI received contingent deferred sales charges of $6,598,236 and $185,210, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

           OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

           The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended August 31, 1998, OFDI paid $635,016 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

           The Fund has adopted Distribution and Service Plans for Class B and Class C shares to reimburse OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day.



                34 Oppenheimer Main Street Income & Growth Fund

================================================================================
During the year ended August 31, 1998, OFDI paid $176,564 and $200,516, respectively, to an affiliated broker/dealer as reimbursement for Class B and Class C personal service and maintenance expenses and retained $33,656,266 and $3,657,022, respectively, as reimbursement for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1998, OFDI had incurred excess distribution and servicing costs of $112,213,838 for Class B and $10,871,517 for Class C.

================================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk.

           The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

           Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

           Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

           Risks include the potential inability of the counter party to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of August 31, 1998, the Fund had outstanding forward contracts as follows:

                                                               CONTRACT            VALUATION AS OF    UNREALIZED
                                           EXPIRATION DATE     AMOUNT (000S)       AUGUST 31, 1998    APPRECIATION
------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
Canadian Dollar (CAD)                      9/1/98              477,347 CAD         $303,614           $1,562






                35 Oppenheimer Main Street Income & Growth Fund

================================================================================
6. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may buy and sell futures contracts, primarily to hedge the various commodities exposures inherent in its holdings of structured notes that are linked to commodities indices. The Fund may also buy or write put or call options on these futures contracts.

           The Fund generally sells futures contracts to hedge against increases in interest rates or decreases in commodity prices and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in interest rates or commodity prices. The Fund will then either purchase the underlying fixed-income security or close out the futures contract.

           Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

           Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

           The Fund had no borrowings outstanding during the year ended August 31, 1998.





               36 Oppenheimer Main Street Income & Growth Fund

                                   Appendix A

------------------------------------------------------------------------------
                               RATINGS DEFINITIONS

------------------------------------------------------------------------------

Below  are  summaries  of the  rating    definitions   used by the
nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.

------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category. Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Rating Services

------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch IBCA, Inc.

------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  Securities are not meeting  current  obligations and
are  extremely  speculative.   "DDD"  designates  the  highest  potential  for
recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High  default  risk.   Default  is  a  real   possibility,   Capacity  for
meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

Duff & Phelps Credit Rating Co. Ratings

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

High Grade:

D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:

D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:

D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation.

Nevertheless, timely payment is expected.

Non-Investment Grade:

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:

D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                   Appendix B

------------------------------------------------------------------------------
                            Industry Classifications

------------------------------------------------------------------------------


Aerospace/Defense                       Food and Drug Retailers
Air Transportation                      Gas Utilities
Asset-Backed                            Health Care/Drugs
Auto Parts and Equipment                Health Care/Supplies & Services
Automotive                              Homebuilders/Real Estate
Bank Holding Companies                  Hotel/Gaming
Banks                                   Industrial Services
Beverages                               Information Technology
Broadcasting                            Insurance
Broker-Dealers                          Leasing & Factoring
Building Materials                      Leisure
Cable Television                        Manufacturing
Chemicals                               Metals/Mining
Commercial Finance                      Nondurable Household Goods
Communication Equipment                 Office Equipment
Computer Hardware                       Oil - Domestic
Computer Software                       Oil - International
Conglomerates                           Paper
Consumer Finance                        Photography
Consumer Services                       Publishing
Containers                              Railroads & Truckers
Convenience Stores                      Restaurants
Department Stores                       Savings & Loans
Diversified Financial                   Shipping
Diversified Media                       Special Purpose Financial
Drug Wholesalers                        Specialty Printing
Durable Household Goods                 Specialty Retailing
Education                               Steel
Electric Utilities                      Telecommunications - Long Distance
Electrical Equipment                    Telephone - Utility
Electronics                             Textile, Apparel & Home Furnishings
Energy Services                         Tobacco
Entertainment/Film                      Trucks and Parts
Environmental                           Wireless Services
Food

                                   Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers


      In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.


      Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds that were merged into or became Oppenheimer funds.

      For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal

         Revenue Code,


(2) ____ non-qualified  deferred compensation plans, (3) employee benefit plans2
(4) Group Retirement Plans3 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,

         Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

      The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").


Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

--------------

1.    Certain   waivers   also  apply  to  Class  M.  shares  of   Oppenheimer
   Convertible Securities Fund.


2. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

3. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.


 I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases


Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).


      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."1 This waiver provision applies to:

1 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

o Purchases of Class A shares aggregating $1 million or more.

o Purchases by a Retirement Plan (other than an IRA or 403(b)(7)

         custodial plan) that:
(1)   buys shares costing $500,000 or more, or

(2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or


(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.

o     Purchases  by  an   OppenheimerFunds-sponsored   Rollover  IRA,  if  the
         purchases are made:

(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

o Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

(1)   The record  keeping is performed by Merrill Lynch Pierce Fenner & Smith,
            Inc.  ("Merrill  Lynch")  on  a  daily  valuation  basis  for  the
            Retirement   Plan.   On  the  date  the  plan  sponsor  signs  the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(2)   The record  keeping  for the  Retirement  Plan is  performed  on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).


      Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

          II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.


Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):

      The Manager or its affiliates.

      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.


      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.


      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

      Accounts  for  which  Oppenheimer   Capital  (or  its  successor)  is  the
         investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

      A unit investment trust that has entered into an appropriate agreement with the Distributor.

      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.


o

      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.


      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.


B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.


Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases):

      Shares  issued  in  plans  of  reorganization,   such  as  mergers,  asset
         acquisitions and exchange offers, to which the Fund is a party.

      Shares purchased by the  reinvestment of dividends or other  distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.


      Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.


      Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.

      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.


C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.


The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:


      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.

      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).


      Fordistributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

(1)         Following  the  death or  disability  (as  defined  in the  Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.

(2) To return excess contributions.


(3) To  return  contributions  made  due to a  mistake  of  fact.

(4) Hardship withdrawals, as defined in the plan.2

2 This  provision  does not apply to IRAs.

(5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.


(6)         To  meet  the  minimum  distribution  requirements  of the  Internal
            Revenue Code.


(7)         To make  "substantially  equal  periodic  payments"  as described in
            Section 72(t) of the Internal Revenue Code.

(8) For loans to participants or beneficiaries.

(9) Separation from service.3

3 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

         (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.


         (11) Plan termination or "in-service  distributions," if the redemption
            proceeds     are    rolled     over    directly    to    an
            OppenheimerFunds-sponsored IRA.


      Fordistributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.


      Fordistributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


    III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds


The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.


A.  Waivers for Redemptions in Certain Cases.


The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.

      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.


      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.


      Redemptions of Class B shares held by  Retirement  Plans whose records are
         maintained  on  a  daily   valuation  basis  by  Merrill  Lynch  or  an
         independent record keeper under a contract with Merrill Lynch.

      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.


o Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.

o Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:

(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.

(2) To return  excess  contributions  made to a  participant's  account.

(3) To return contributions made due to a mistake of fact.

(4) To make hardship withdrawals, as defined in the plan.4

4 This  provision  does not apply to IRAs.

(5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in
Section 71(b) of the Internal Revenue Code.

(6)             To meet the minimum  distribution  requirements  of the Internal
                Revenue Code.

(7)             To make "substantially  equal periodic payments" as described in
                Section 72(t) of the Internal Revenue Code.

(8)  For  loans  to  participants  or  beneficiaries.5

5 This provision does not apply to loans from 403(b)(7) custodial plans.

(9) On account of the participant's separation from service.6

6 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

(11)            Distributions   made  on  account  of  a  plan   termination  or
                "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.

(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).

B.  Waivers for Shares Sold or Issued in Certain Transactions.


The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      Shares sold to the Manager or its affiliates.

      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

      Shares issued in plans of reorganization to which the Fund is a party.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds


The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:


  Oppenheimer Quest Value Fund, Inc.  Oppenheimer  Quest  Small Cap Value

                                      Fund

  Oppenheimer  Quest  Balanced  Value Oppenheimer Quest Global Value Fund
  Fund
  Oppenheimer    Quest    Opportunity
  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S.  Government Income Quest  for  Value  New York  Tax-Exempt
Fund                                    Fund
Quest  for  Value  Investment   Quality Quest  for  Value  National  Tax-Exempt
Income Fund                             Fund
Quest for Value Global Income Fund      Quest for Value  California  Tax-Exempt

                                      Fund


      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds or purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.


A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.


--------------------------------------------------------------------------------

                        Initial Sales       Initial Sales

 Number of Eligible   Charge as a % of    Charge as a % of    Commission as %

Employees or Members   Offering Price    Net Amount Invested of Offering Price


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least 10 but not        2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      Shareholders who were  shareholders of the AMA Family of Funds on February
         28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.


B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.


      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

      withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

      redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

      withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and

      liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


       V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment


                                 Accounts, Inc.


The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): o Oppenheimer U. S. Government Trust, o Oppenheimer Bond Fund, o Oppenheimer Disciplined Value Fund and o Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account          Connecticut   Mutual   Total   Return
                                           Account

Connecticut  Mutual Government  Securities CMIA  LifeSpan  Capital  Appreciation
Account                                    Account
Connecticut Mutual Income Account          CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account          CMIA Diversified Income Account


A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      n Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former

         Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

    Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      n Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1)
      anypurchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

(4)      employee  benefit  plans  sponsored  by  Connecticut  Mutual  Financial
         Services,   L.L.C.  ("CMFS"),  the  prior  distributor  of  the  Former
         Connecticut Mutual Funds, and its affiliated companies;

(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;

(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;

(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

(8)
      in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

 VI. Special Reduced Sales Charge for Former Shareholders of Advance America

                                   Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

   VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer

                           Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

o     the Manager and its affiliates,

o present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,

o registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,

o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

o employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

o dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

o dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

86

------------------------------------------------------------------------------

Oppenheimer Main Street Growth & Income Fund

------------------------------------------------------------------------------

Internet Web Site:

      www.oppenheimerfunds.com

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor

      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent

      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217

      1-800-525-7048

Custodian Bank

      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors

      Deloitte & Touche LLP
      555 Seventeenth Street, Suite 3600
      Denver, Colorado 80202-3942

Legal Counsel

      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

67890

PX700.1298(Rev.0599)

Oppenheimer Main Street California Municipal Fund(R)

6803 South Tucson Way, Englewood, Colorado 80112

1-800-525-7048


Statement of Additional Information dated December 22, 1998,
Revised May 1, 1999


      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated December 22, 1998. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents

                                                                            Page

About the Fund

Additional Information About the Fund's Investment Policies and Risks.. 2
    The Fund's Investment Policies..................................... 2
    Other Investment Techniques and Strategies......................... 11
    Investment Restrictions............................................ 24


How the Fund is Managed ............................................... 27
    Organization and History........................................... 27
    Directors and Officers............................................. 28
    The Manager........................................................ 32

Brokerage Policies of the Fund......................................... 34
Distribution and Service Plans......................................... 36
Performance of the Fund................................................ 39


About Your Account


How To Buy Shares...................................................... 44
How To Sell Shares..................................................... 52
How To Exchange Shares................................................. 57
Dividends, Capital Gains and Taxes..................................... 59
Additional Information About the Fund.................................. 62


Financial Information About the Fund

Independent Auditors' Report........................................... 63
Financial Statements................................................... 64

Appendix A: Municipal Bond Ratings Definitions......................... A-1
Appendix B: Industry Classifications................................... B-1
Appendix C: Special Sales Charge Arrangements and Waivers...............C-1

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A B O U T  T H E  F U N D


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Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      The Fund does not make investments with the objective of seeking capital growth, since that would generally be inconsistent with its goal of seeking tax-exempt income. However, the value of the securities held by the Fund may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security would normally decline in value. Conversely, if interest rates decreased after a security was purchased, normally its value would rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity, or because of other investment reasons, such as factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could experience a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

            n Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

      The Fund ordinarily does not trade securities to achieve short-term capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Fund believes such disposition advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%.

Municipal Securities. The types of municipal securities in which the Fund can invest are described in the Prospectus under "About the Fund's Investments." Municipal securities generally include general obligation bonds, revenue bonds and notes, and municipal lease interests. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds. We have classified longer term municipal securities as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (or "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

            |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits on the rate or amount of special assessments that can be levied to meet these obligations.

            |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

            Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities bonds have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

            |_| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

            |_| Mello-Roos Bonds. These are bonds issued under the California Mello-Roos Community Facilities Act. They are used to finance infrastructure projects, such as roads or sewage treatment plants. In most cases they are secured by real estate taxes levied on property located in the same community as the project. This type of financing was created in response to statutory limits on real property taxes that were enacted in California. The bonds do not constitute an obligation of a municipal government. Timely payment of principal and interest depends on the ability of the developer of the project or other property owners to pay their real estate taxes. Therefore these bonds are subject to risks of nonpayment as a result of a general economic of real estate market decline or decline in the real estate market, as well as the credit risk of the developer.

            |_| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds: for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified
Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations on the amount of private activity bonds that each state may issue were revised downward by the Tax Reform Act, which has reduced the supply of such bonds. The value of the Fund's portfolio could be affected if there is a further reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations.

      The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond based on a ratio between the interest the Fund receives and the total amount of the Fund's exempt interest dividends.

      In addition, under some circumstances, corporate taxpayers subject to the alternative minimum tax may have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur if the "adjusted current earnings" of the corporation exceed its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for the 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

            |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

            |_|  Revenue   Anticipation  Notes.  These  are  notes  issued  in
expectation  of receipt of other  types of revenue,  such as Federal  revenues available under Federal revenue-sharing programs.

            |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

            |_| Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

      |X| Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

      |X| Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Directors. Those guidelines require the Manager to evaluate:

      |_|  the frequency of trades and price quotations for such securities;
o     the number of dealers or other  potential  buyers willing to purchase or sell such securities;
o     the availability of market-makers; and

      |_|  the nature of the trades for such securities.

      While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

      |X| Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Standard & Poor's Rating Service and Fitch IBCA, Inc. represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, Standard & Poor's, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      A list of the rating definitions of Moody's, S&P and Fitch for municipal securities is contained in Appendix A to this Statement of Additional Information. Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and will assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

            o Special Risks of Lower-Grade Securities. The Fund may invest up to 25% of its total assets in "lower grade" debt securities. The Fund can do so to seek current income. Because lower-rated securities tend to offer higher yields than investment grade securities, the Fund may invest in lower grade securities if the Manager is trying to achieve greater income.

      "Lower-grade" municipal securities include municipal bonds and notes rated below "investment grade." That includes municipal bonds that have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations and municipal notes rated SP-2 by Standard & Poor's, MIG by Moody's or F-2 by Fitch. While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics. If municipal securities are unrated and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, those municipal securities are included in the limitation on the percentage of the Fund's assets that can be invested in lower-grade securities.

      Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

      Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. However, the Fund's limitations on these investments may reduce, to the Fund's exposure to those risks.

Special Risks of Investing Primarily in California Municipal Securities. Because the Fund focuses its investments primarily on California municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California and its municipalities, authorities and other instrumentalities that issue securities. There have been a number of political developments, voter initiatives, State constitutional amendments and legislation in California in recent years that may affect the ability of the State government and municipal governments to pay interest and repay principal on the securities they have issued.

      It is not possible to predict the future impact of the legislation and economic considerations described below on the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. In part, that is because of possible inconsistencies in the terms of the various laws and Propositions and the applicability of other statutes to these issues. The budgets of California counties and local governments may be significantly affected by State budget decisions beyond their control. The information below about these conditions is only a brief summary, based upon information the Fund has drawn from sources that it believes are reliable.

      |_| Changes to the State Constitution. Changes to the State constitution in recent years have raised general concerns about the ability of the State and municipal governments in California to obtain sufficient revenues to pay their bond obligations. In 1978, California voters approved Proposition 13, an amendment to the State constitution. The Proposition added a new section to the constitution that limits ad valorem taxes on real property and restricts the ability of local taxing entities to increase real property taxes. However, legislation enacted after Proposition 13 provided help to California municipal issuers to raise revenue to pay their bond obligations. That legislation provided for the redistribution of the surplus (if any) from California's General Fund to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the State. It cannot be predicted whether additional legislation will be enacted in the future to redistribute State revenues. Even if such legislation is passed, it cannot be predicted whether it will provide sufficient revenue for local municipal issuers to pay their bond obligations.

      Another amendment to the State constitution may also have an adverse impact on State and municipal bond obligations. That amendment restricts the State government from spending amounts in excess of appropriation limits imposed on each State and local government entity. If revenues exceed the appropriation limit, those revenues must be returned, in the form of a revision in the tax rates or fee schedules.

      |_| Voter Initiatives. California voters have approved a number of initiatives that affect the ability of the State and municipalities to finance their bond obligations. In 1988 California voters approved Proposition 98, which requires a minimum level of funding for public schools and community colleges. In 1986, voters approved Proposition 62, which had a number of effects. One requires that any special tax imposed by a local government must be approved by a two-thirds vote of the electorate. In 1995, the California Supreme Court upheld the constitutionality of that Proposition. That created uncertainty as to the legality of certain local taxes enacted by non-charter cities without voter approval. It is not possible to predict the eventual impact of that decision.

      In 1996, California voters approved Proposition 218. That initiative applied the provisions of Proposition 62 to all government entities, including cities having charters. It requires that all taxes for general purposes be approved by a simple majority of the popular vote, and that taxes for special purposes must be approved by a two-thirds majority vote. Proposition 218 also limits the authority of local governments to impose property-related assessments, fees and charges. It requires that such assessments be limited to the special benefit conferred and prohibits their use for general governmental services. The Proposition enables voters to use their initiative powers to reduce or repeal previously-authorized taxes, assessments, fees and charges.

      |_| Effect of other State Laws on Bond Obligations. Some of the tax-exempt securities that the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to State law limiting the remedies of a creditor holding debt secured by a mortgage or deed of trust on real property.

      |_| The Effect of General Economic Conditions in the State. The California economy has been recovering from a general economic recession of a few years ago. In 1997, the rate of growth in new jobs was generally high compared to the rest of the country. The unemployment rate, while relatively higher than the national average, fell to 5.8% in June 1998, compared to over 10% during the recessionary period. Many of the new jobs were created in industries such as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. All major economic regions of the State grew. The growth rate for the Los Angeles region has nearly caught up with that of the San Francisco Bay region, based on employment growth statistics. However, the unsettled conditions in Asian economies in 1998 may adversely affect the State's export-related industries, and therefore the State's overall rate of economic growth.

      On August 21, 1998, the Governor of California signed the 1998-1999 Budget Act. It authorizes State spending of about $72 billion. That includes $57.3 billion from the General Fund, which is a 7.3% increase from 1997-1998. It also includes spending of $14.7 billion from special funds, an increase of 1.7%. Before signing the budget act, the Governor vetoed $1.5 billion in appropriations adopted by the State legislature, including $1.4 billion in General Fund spending. The Governor indicated that $250 million of the cuts he made to primary education costs were being set aside pending legislative consideration of various school reforms.

      Continued State economic expansion and large revenue increases enabled the Governor and the State legislature to provide both significant tax relief and increases in spending programs in the 1998-1999 budget. These include an initial 25% reduction in vehicle license fees, large increases in education funding and cost of living adjustments and the restoration of grants for social service programs.

      However, in recent past years the State has experienced reductions in the overall credit ratings assigned to its General Obligation bonds by several major rating agencies. In July 1994, the ratings of those bonds were downgraded from Aa to A1 by Moody's, from A+ to A by Standard & Poor's and from AA to A by Fitch. At the time, the rating agencies all cited uncertainty about the State's ability to balance its budget by 1996. However, in 1996, noting improvements in the economy in California and the State budget, both Fitch and Standard & Poor's raised their ratings of the State's General Obligation bonds from A to A+ and in 1997 Fitch raised its rating to AA-. In October 1998, Moody's raised its rating from A1 to Aa3, citing the State's continued economic recovery and a number of actions taken to improve the State's credit condition, including the rebuilding of cash and budget reserves.

      |_| Special Financial Problems of Local Governments. Some local governments in California have experienced notable financial difficulties. On December 6, 1994, Orange County, California, became the largest municipality in the United States ever to have filed for protection under federal bankruptcy laws. The filing stemmed from losses of about $1.7 billion in the County's investment pool due to investments in high-risk derivative securities. In September 1995 the State legislature approved legislation that permitted Orange County to use for bankruptcy recovery $820 million in sales taxes over 20 years that were previously earmarked for highways, transit and development. In June 1996 the County completed an $880 million bond offering secured by real property owned by the County. On June 12, 1996, the County emerged from bankruptcy. On January 7, 1997, Orange County returned to the bond market with a $136 million bond issue. In December 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998, Fitch assigned outstanding Orange County pension obligation bonds a BBB rating.

      Los Angeles County, the nation's most populous county, has also experienced financial difficulties. In 1995 the credit rating of the county's long-term bonds was downgraded for the third time since 1992. This occurred as a result of a number of factors, including severe operating deficits for the county's health care system. In addition, the County was affected by a long-term loss of revenue caused by State property tax shift initiatives in 1993 through 1995. In June 1998, the Los Angeles County Board of Supervisors approved a budget of approximately $13.6 billion for 1998-1999. That was more than 5% larger than the 1997-1998 budget, but did not require cuts in services and jobs to balance. However, the Board of Supervisors reserved the right to make further changes to reflect revenue allocation decisions in the final State budget.

      |_| Year 2000 Concerns. In October 1997, the Governor of California issued an executive order stating that solutions to the Year 2000 problem would be a State government priority. It required each State agency by December 31, 1998, to address Year 2000 problems in their essential computer systems and to protect those systems from problems caused by interfacing with outside systems that are not Year 2000 compliant. There can be no assurance that the steps taken by State or local governments or agencies to address the Year 2000 problem will be sufficient to avoid any adverse impact on their budgets or operations. Therefore, the possible impact of Year 2000 problems on the debt securities issued by those governments and agencies, and which may be owned by the Fund, cannot be predicted with any certainty.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of there strategies at all times and at times may not use them.

      |X| Floating Rate and Variable Rate Obligations. Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      |X| Inverse Floaters and Other Derivative Investments. The Fund can invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax exempt interest rates. As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these investments could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These investments can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| When-Issued and Delayed-Delivery Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" or "forward commitment" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. The Fund does not use this technique for speculative purposes.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, from time to time, the Fund can purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and might cause a loss to the Fund.

      The Fund can engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund normally would enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund can dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it might incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify to its Custodian cash, U.S. government securities or other high- grade debt obligations at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X| Zero-Coupon Securities. The Fund can buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments. If the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund would enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments might not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

      In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Directors from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. Because income earned on repurchase transactions is not tax-exempt, under normal market conditions the Fund will limit its repurchase transactions to 20% of its total assets. That limit may be exceeded if the Fund uses repurchase agreements as temporary defensive investments.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. The Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund could incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      |X| Illiquid and Restricted Securities. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund might have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund has percentage limitations that apply to purchases of restricted and illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Directors of the Fund or by the Manager. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

      The  Fund  can  also  acquire   restricted   securities   through  private
placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      |X| Loans of Portfolio Securities. The Fund can lend its portfolio securities to brokers, dealers and other financial institutions. The Fund might do so to raise cash for liquidity purposes. These loans are limited to not more than 10% of the value of the Fund's net assets. There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities, It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Borrowing. The Fund can borrow up to 10% of the value of its total assets. It can borrow only as a temporary measure for extraordinary or emergency purposes. The Fund cannot make any investment when borrowings exceed 5% of its total assets. The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times while a borrowing is outstanding. Interest on borrowed money is an expense the Fund would not otherwise incur, so that it might have reduced net income during periods of substantial borrowings.

     |X| Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:

o sell interest rate futures or municipal bond index futures,

o buy puts on such futures or securities, or o write covered calls on securities, interest rate futures or municipal bond index futures. Covered calls can also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund could:

         |_| buy interest rate futures or municipal bond index  futures,  or

          |_| buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments even though it is permitted to use them in the manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

         |_| Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

            |_| Put and Call Options. The Fund can buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

                  |_| Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:

                  After the Fund writes a call,  not more than 25% of the Fund's total assets may be subject to calls.

(2) Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.

(3) The Fund may write calls on futures contracts that it owns, but these calls must be covered by securities or other liquid assets that the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised.

      When the Fund writes a call on a security, it receives cash (a premium).The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund can also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

o _____ Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 25% of the Fund's total assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by segregated liquid assets. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

            |_| Purchasing Calls and Puts. The Fund can buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It can also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market. The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund can buy puts that relate to securities, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the underlying investment in its portfolio).

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

            |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market might decline. If the Fund then concluded not to invest in such securities because of concerns that there might be further market decline or for other reasons, the Fund would realize a loss on the hedging instruments that would not be offset by a reduction in the purchase price of the securities.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. The Fund could experience losses if it could not close out a position because of an illiquid market for the future or option.

            |_| Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they could swap a right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

            |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions established by the Commodity Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. That Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it.


      |X|   Temporary  Defensive  Investments.  The  securities  the  Fund may invest in for temporary defensive purposes include the following:

         |_|      short-term municipal securities;

         |_|      obligations  issued or guaranteed by the U.S.  government or its agencies or instrumentalities;

         |_| short-term debt securities;
         o  repurchase agreements;

         |_|         commercial  paper  rated A-1 by  Standard & Poor's,  or a
            comparable rating by another nationally recognized rating agency;

         |_| certificates of deposit of domestic banks with assets of $1 billion or more; and

         |_| cash equivalents


      |X| Taxable Investments. While the Fund can invest up to 20% of its total assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and the types of securities the Fund could buy for temporary defensive purposes.

Investment Restrictions

      n What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

      o 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or o more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      n Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

      o The Fund cannot lend money except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase. The Fund may also make loans of portfolio securities, subject to the restrictions stated under "Loans of Portfolio Securities."

      o The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in municipal securities, obligations issued by the State of California or its subdivisions, agencies, authorities or instrumentalities, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot invest in any other securities other than municipal securities, temporary defensive investments and hedging instruments.

      o The Fund cannot invest in interests in oil or gas exploration or development programs or in commodities. However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It does not matter if the hedging instrument is considered to be a commodity or commodity contract.

      o The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).

      o The Fund cannot purchase securities on margin. However, the Fund can make margin deposits when using hedging instruments permitted by any of its other policies.

      o The Fund cannot invest in companies for the purpose of acquiring control or management of those companies.

      o The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

      o The Fund cannot invest in or hold securities of any issuer if officers and directors of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      o The Fund cannot invest in other open-end investment companies or invest more than 5% of its net assets through open market purchases in closed-end investment companies, including small business investment companies. The Fund cannot make any such investment at commission rates in excess of normal brokerage commissions.

      o The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt. Collateral arrangements for premium and margin payments in connection with hedging instruments are not deemed to be a pledge of assets.

o The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established to cover the related obligations. Examples of those activities include reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified" as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

      Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) not more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

      The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. To implement its policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. Those industry classifications are not a fundamental policy.

      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

How the Fund is Managed

Organization and History. The Fund is one of two investment portfolios, or "series" of Oppenheimer Main Street Funds, Inc. That corporation is an open-end, management investment company organized as a Maryland corporation in 1987. The Fund is a non-diversified mutual fund and commenced operations on May 18, 1990.

      The Fund's parent corporation is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.


      o Classes of Shares. The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has two classes of shares: Class A and Class B. Both classes invest in the same investment portfolio. Each class of shares: o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Directors are authorized to create new series and classes of shares. The Directors may reclassify unissued shares of the Fund's parent corporation or its series or classes into additional series or classes of shares. The Directors also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      o Meetings of Shareholders. Although the Fund is not required by Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. The shareholders of the Fund's parent corporation have the right to call a meeting to remove a Director or to take certain other action described in the Articles of Incorporation or under Maryland law.

      The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. The Fund will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Fund's parent corporation receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Director), the Directors will call a meeting of shareholders for that specified purpose. The Fund's parent corporation has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

      Shareholders of the Fund and of its parent corporation's other series vote together in the aggregate on certain matters at shareholders' meetings. Those matters include the election of Directors and ratification of appointment of the independent auditors. Shareholders of a particular series or class vote separately on proposals that affect that series or class. Shareholders of a series or class that is not affected by a proposal are not entitled to vote on the proposal. For example, only shareholders of a particular series vote on any material amendment to the investment advisory agreement for that series. Only shareholders of a particular class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class.

Directors and Officers of the Fund. The Directors of the Fund's parent corporation and the Fund's officers and their principal occupations and business affiliations during the past five years are listed below. Directors denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Directors are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1:


Oppenheimer Capital Income Fund       Oppenheimer Strategic Income Fund
Oppenheimer Cash Reserves             Oppenheimer Total Return Fund, Inc.
Oppenheimer Champion Income Fund      Oppenheimer Variable Account Funds
Oppenheimer High Yield Fund           Panorama Series Fund, Inc.
Oppenheimer International Bond Fund   Centennial America Fund, L. P.
Oppenheimer Integrity Funds           Centennial California Tax Exempt Trust
Oppenheimer  Limited-Term  Government Centennial Government Trust
Fund
Oppenheimer Main Street Funds, Inc.   Centennial Money Market Trust
Oppenheimer Municipal Fund            Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund           Centennial Tax Exempt Trust

    Ms. Macaskill and Messrs. Swain, Bishop, Wixted, Donohue, Farrar and Zack, who are officers of the Fund, respectively hold the same offices with the other Denver-based Oppenheimer funds. As of December 1, 1998, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr. Donohue, are trustees of that plan.

1. Ms. Macaskill and Mr. Bowen are not Trustees or Directors of Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Panorama Series Fund, Inc. or Oppenheimer Variable Account Funds. Mr. Fossel and Mr. Bowen are not Trustees of Centennial New York Tax Exempt Trust or Managing General Partners of Centennial America Fund, L.P.



Robert G. Avis,* Director; Age: 67
One North  Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

William A. Baker, Director; Age: 83
197   Desert   Lakes   Drive,    Palm Springs, California 92264
Management Consultant.

George C. Bowen,* Director; Age: 62
6803  South  Tucson  Way,  Englewood, Colorado 80112


Formerly   (until   April  1999)  Mr. Bowen held the  following  positions:
Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management ; Senior Vice President (since February 1992), Treasurer (since July 1991) and a director (since December 1991) of Centennial Asset Management; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March
1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer; Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997).


Charles Conrad,  Jr., Director;  Age: 68
1501 Quail Street,  Newport Beach,  CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. prior to which he was associated with the National Aeronautics and Space Administration.

Jon S. Fossel, Director; Age: 56
P.O. Box 44, Mead  Street,  Waccabuc, New York  10597
Formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and Shareholder Financial Services, Inc.

Sam Freedman, Director; Age: 58
4975  Lakeshore   Drive,   Littleton, Colorado 80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc. and Shareholder Financial Services, Inc., Vice President and a director of Oppenheimer Acquisition Corp. and a director of the Manager.

Raymond  J.   Kalinowski,   Director; Age: 69
44   Portland   Drive,   St.   Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company).

C. Howard Kast, Director; Age: 76
2552 East Alameda,  Denver,  Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Director; Age: 77
7500  E.  Arapahoe  Road,  Englewood, Colorado 80112
President  of  The  Kirchner  Company (management consultants).

Bridget A. Macaskill*,  President and Director; Age: 50
Two World Trade  Center,  34th Floor,
New York, New York 10048 President (since June 1991), Chief Executive Officer (since September 1995) and a director (since December 1994) of the Manager; President and a director (since June 1991) of HarbourView Asset Management Corp.; Chairman and a director (since August 1994) of Shareholder Services, Inc. and (since September 1995) Shareholder Financial Services, Inc.; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp.; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager, and Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Hillsdown Holdings plc (a U.K. food company).

Ned M. Steel, Director; Age: 83
3416  South Race  Street,  Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

James C. Swain*, Chairman, Chief Executive Officer and Director; Age: 65
6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, and Chairman of the Board of Shareholder Services, Inc.

Caryn  Halbrecht,  Vice President and
Portfolio Manager; Age: 41
Two  World  Trade  Center,  New York,
New York 10048-0203 Vice President of the Manager (since March 1994); an officer of other Oppenheimer funds; previously (until March 1994) Vice President of Fixed Income Portfolio Management of Bankers Trust Company.

Andrew  J.  Donohue,  Vice  President
and Secretary; Age: 48
Two World Trade  Center,  34th Floor,
New York, New York 10048 Executive Vice President (since January 1993), General Counsel (since October 1991) and a Director (since September 1995) of the Manager; Executive Vice President (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corp., Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since September 1995); President and a director of Centennial Asset Management Corp. (since September 1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a Director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.


Brian W. Wixted, Treasurer; Age: 39.
6803  South  Tucson  Way,  Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (1995-1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (1991-1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (1987-1991).


Robert    J.    Bishop,     Assistant Treasurer; Age: 40
6803  South  Tucson  Way,  Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Scott  Farrar,  Assistant  Treasurer; Age: 33
6803  South  Tucson  Way,  Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary; Age: 50 Two World Trade Center, 34th Floor, New York, New York 10048-0203 Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997) and OppenheimerFunds International Ltd.; an officer of other Oppenheimer funds.

    |X| Remuneration of Directors. The officers of the Fund and three Directors of the Fund (Ms. Macaskill and Messrs. Bowen and Swain) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Directors of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended August 31, 1998. The compensation from all
of the Denver-based  Oppenheimer   funds includes the compensation  from the
Fund and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1997.

--------------------------------------------------------------------------
                                                     Total Compensation

    Director's Name and     Aggregate Compensation from all Denver-Based
         Position                 from Fund          Oppenheimer Funds1

--------------------------------------------------------------------------
--------------------------------------------------------------------------
Robert G. Avis                       $251                 $63,501
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William A. Baker                     $296                 $77,502
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Charles Conrad, Jr.3                 $278                 $72,000
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Jon. S. Fossel                       $250                 $63,277
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Sam Freedman
Audit and Review Committee
Member2                              $264                 $66,501
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Raymond J. Kalinowski
Audit and Review
Committee Member2                    $281                 $71,561
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C. Howard Kast
Audit and Review
Committee Chairman2                  $300                 $76,503
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Robert M. Kirchner3                  $278                 $72,000
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Ned M. Steel                         $251                 $63,501
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4. For the 1997 calendar year. Compensation is only from funds on whose Board a Director served, as described above.

5.    Committee positions effective July 1, 1997.

6. Prior to July 1, 1997, Messrs. Baker, Conrad and Kirchner were members of the Audit and Review Committee.

    n Deferred Compensation Plan. The Board of Directors has adopted a Deferred Compensation Plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds.

    Deferral of Director's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

    n The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed Income Portfolio Department provide the portfolio manager with counsel and support in managing the Fund's portfolio.

    The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

    The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.

    Under the investment advisory agreement, the Manager is paid a fee based on the average annual net assets of the Fund. The rates at which the Manager is paid depend on the amount of the Fund's average annual net assets: o When net assets are less than $25 million, no fee is paid to the

         Manager.

o When net assets are $25 million or more but less than $50 million, the rate of the fee is 0.15% of average annual net assets.

o When net assets are $50 million or more but less than $75 million, the rate of the fee is 0.25% of average annual net assets.

o When net assets are $75 million or more but less that $100 million, the rate of the is 0.40% of average annual net assets.

o When net assets are $100 million or more, the rate is 0.55% of average annual net assets.

    Apart from the investment advisory agreement, the Manager has voluntarily agreed to waive a portion of its fee, so that when the Fund's net assets are $100 million or more, the Manager's fee is paid at a rate of 0.40% of average annual net assets. The Manager can terminate or amend that waiver at any time, on notice to the Board of Directors. The management fees paid by the Fund to the Manager are applied to the aggregate assets of the Fund. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager in the last three fiscal years are shown in the chart below.

--------------------------------------------------------------------------------
                                                    Management fees Paid to

  Fiscal Year ended    Management Fee (Without      OppenheimerFunds, Inc.
        8/31:             Voluntary Waiver)             (After Waiver)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1996 (2 months)1            $56,478                      $56,478
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         1997                  $353,136                    $353,136
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         1998                  $646,955                    $470,845
--------------------------------------------------------------------------------
1. Fiscal period from 7/1/96 to 8/31/96. The management fees paid to the Manager for the 12 month fiscal year ended 6/30/96 were $330,555.

    The investment advisory agreement contains an indemnity of the Manager. In the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

    The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the names "Oppenheimer" and "Main Street" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund's parent corporation to use the names "Oppenheimer" and "Main Street" as part of its name and the name of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Directors.

      Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates. Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

      Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more of funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Directors has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund's parent corporation, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

    The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.

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             Aggregate       Class A
             Front-End       Front-End       Commissions on  Commissions on
             Sales Charges   Sales Charges   Class A Shares  Class B Shares

Fiscal Year  on Class A      Retained by     Advanced by     Advanced by

Ended 8/31:  Shares          Distributor     Distributor1    Distributor1

------------------------------------------------------------------------------
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   19962         $24,568         $4,283            N/A           $19,208
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    1997        $293,130         $46,207           N/A           $213,863
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    1998        $406,963         $41,120         $71,099         $465,076
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3. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B shares from its own resources at the time of sale.

4. Fiscal period from 7/1/96 to 8/31/96. For the 12 month fiscal year ended 6/30/96 the aggregate sales charges on Class A shares were $134,177 of which $28,111 was retained by the Distributor. For the same period, Class B contingent deferred sales charges in the amount of $3,991were retained by the Distributor.

  ---------------------------------------------------------
              Class A Contingent     Class B Contingent
  Fiscal      Deferred Sales         Deferred Sales
  Year  Ended Charges Retained by    Charges Retained by
  8/31        Distributor            Distributor

  ---------------------------------------------------------
  ---------------------------------------------------------
     1998               $0                  $32,708
  ---------------------------------------------------------

    For  additional   information  about  distribution  of  the  Fund's  shares, including fees and expenses, please refer to "Distribution and Service Plans," below.

Distribution and Service Plan. The Fund has adopted a Distribution and Service Plan for Class B shares Rule 12b-1 of the Investment Company Act. Under the plan the Fund reimburses the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of Class B shares.

    The plan has been approved by a vote of the Board of Directors, including a majority of the Independent Directors2, cast in person at a meeting called for the purpose of voting on that plan. The plan has also been approved by the holders of a "majority" (as defined in the Investment Company Act) of the shares of the applicable class. The shareholder vote for the Distribution and Service Plans for Class B shares was cast by the Manager as the sole initial holder of Class B shares of the Fund.

    Under the plan, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

    Unless the plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Directors and its Independent Directors specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. The plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding Class B shares.

    The Board of Directors and the Independent Directors must approve all material amendments to the plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of Class B.

    While the plan is in effect, the Treasurer of the Fund shall provide written reports on the plan to the Board of Directors at least quarterly for its review. The Reports shall detail the amount of all payments made under the plan, the purpose for which the payments were made and the identity of each recipient of a
payment.   The reports  shall also  include the  Distributor's  distribution costs for that quarter and such costs for previous fiscal periods that have been carried forward. Those reports are subject to the review and approval of the Independent Directors.

    The plan states that while it is in effect, the selection and nomination of those Directors of the Fund's parent corporation who are not "interested persons" of the corporation (or the Fund) is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Directors.

    Under the plan, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Directors. The Board of Directors has set no minimum amount of assets to qualify for payments under the plan.

    o Class B Service and Distribution Plan Fees. Under the plan, service fees and distribution fees are computed on the average of the net asset value of Class B shares, determined as of the close of each regular business day during the period. The plan allows the Distributor to be reimbursed for its services and costs in distributing Class B shares and servicing accounts.

            Under the service plan, the services provided by recipients to their customers include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net asset of Class B. The Board has set the rate at that level.

    The plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the service fee payment. If Class B shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

    The Distributor retains the asset-based sales charge on Class B shares. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

    The asset-based sales charges on Class B shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to reimburse dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B shares. The payments are made to the Distributor in recognition that the
Distributor:


   o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,

   o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

   o employs personnel to support distribution of Class B shares, and o bears the costs of sales literature, advertising and prospectuses


      (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

    For the fiscal year ended August 31, 1998, payments under the Class B Plan totaled $180,565. The Distributor retained $159,237 of the total amount.

    The Distributor's actual expenses in selling Class B shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plan. As of August 31, 1998, the Distributor had incurred unreimbursed expenses under the Class B plan in the amount of $811,620 (equal to 3.5% of the Fund's net assets represented by Class B shares on that date). If the Class B plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

    All payments under the Class B plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

      |_| Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

      |_| An investment in the Fund is not insured by the FDIC or any other government agency.

      |_| The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.

      |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

      |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

------------------------------------------------------------------------------

                                    (a-b)    6
            Standardized Yield = 2 ((--- + 1)  - 1)
                                    ( cd)

------------------------------------------------------------------------------
      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the  average  daily  number  of shares  of that  class  outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum  offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

      |_| Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

            Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      |_| Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated Federal tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

--------------------------------------------------------------------------------
             The Fund's Yields for the 30-Day Periods Ended 8/31/98

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                           Tax-Equivalent Yield

Class of                                                     (45.22% Combined
Shares                                                      Federal/California

               Standardized Yield      Dividend Yield          Tax Bracket)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Without    After       Without    After      Without     After
             Sales      Sales       Sales      Sales      Sales       Sales
             Charge     Charge      Charge     Charge     Charge      Charge

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A           4.49%       4.27%      5.00%      4.77%       8.20%      7.79%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B           3.48%         N/A      4.05%        N/A       6.35%        N/A
--------------------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.

      |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

------------------------------------------------------------------------------

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )

------------------------------------------------------------------------------
      |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

------------------------------------------------------------------------------

            ERV - P
            ------- = Total Return
               P

------------------------------------------------------------------------------
      |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A or Class B shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------

             The Fund's Total Returns for the Periods Ended 8/31/98


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Cumulative Total
Class of  Returns (10
Shares    years or Life of

          Class)                        Average Annual Total Returns

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                   5-Year           10-Year
                                                     (or              (or

                                 1-Year        life-of-class)    life-of-class)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
          Charge   Charge   Charge   Charge   Charge   Charge   Charge  Charge

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A   84.46%   93.66%   4.13%    9.33%    5.57%2   6.61%2   7.67%1  8.30%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B   26.56%   28.56%   3.24%    8.24%    4.99%2   5.33%2   N/A     N/A
--------------------------------------------------------------------------------
1. Inception of Class A:      5/18/90
2. Inception of Class B:      10/29/93

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked by Lipper against all other California municipal debt funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |_| Morningstar Rankings. From time to time the Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among municipal bond funds.

      Morningstar star rankings are based on risk-adjusted total investment return. Investment return measures a fund's (or class's) one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%
respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

      The Fund may also compare its performance to that of other funds in its Morningstar category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      |_| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

------------------------------------------------------------------------------

A B O U T  Y O U R  A C C O U N T


------------------------------------------------------------------------------

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      n Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:

          o Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and

         o current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and

         o Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      n The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:


Oppenheimer Bond Fund                   Oppenheimer Large Cap Growth Fund
Oppenheimer California Municipal Fund   Oppenheimer Limited-Term Government Fund
Oppenheimer Capital Appreciation Fund   Oppenheimer   Main   Street   California


                                        Municipal Fund


Oppenheimer Capital Income Fund         Oppenheimer  Main Street Growth & Income

                                      Fund

Oppenheimer Champion Income Fund ________ Oppenheimer MidCap Fund Oppenheimer Convertible Securities Fund Oppenheimer Multiple Strategies Fund Oppenheimer Developing Markets Fund _____ Oppenheimer Municipal Bond Fund Oppenheimer Disciplined Allocation Fund Oppenheimer New York Municipal Fund Oppenheimer Disciplined Value Fund ______ Oppenheimer New Jersey Municipal Fund Oppenheimer Discovery Fund ______________ Oppenheimer Pennsylvania Municipal Fund Oppenheimer Enterprise Fund _____________ Oppenheimer Quest Balanced Value Fund Oppenheimer Europe Fund _________________ Oppenheimer Quest Capital Value Fund,

                                      Inc.


Oppenheimer Florida Municipal Fund      Oppenheimer  Quest  Global  Value  Fund,

                                      Inc.

Oppenheimer Global Fund                 Oppenheimer Quest Opportunity Value Fund
Oppenheimer Global Growth & Income Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Gold & Special Minerals Oppenheimer Quest Value Fund, Inc.
Fund
Oppenheimer Growth Fund                 Oppenheimer Real Asset Fund
Oppenheimer High Yield Fund             Oppenheimer Strategic Income Fund
Oppenheimer Insured Municipal Fund      Oppenheimer Total Return Fund, Inc.
Oppenheimer Intermediate Municipal Fund Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund     Oppenheimer World Bond Fund
Oppenheimer International Growth Fund   Limited-Term New York Municipal Fund
Oppenheimer     International     Small Rochester Fund Municipals
Company Fund

and the following money market funds:

Centennial America Fund, L. P.          Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
Centennial Government Trust             Oppenheimer Cash Reserves
Centennial Money Market Trust           Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      [_] Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

6. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (d) Class A shares sold with a front-end sales charge or subject to a Class

             A contingent deferred sales charge,

(e) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and

(f) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
             (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (minimum $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited, normally four to five business days prior to the investment dates selected in the Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

      Before initiating Asset Builder payments, obtain a prospectus of the selected fund(s) from the Distributor or your financial advisor and request an application from the Distributor, complete it and return it. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 15 days) after receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice. Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B is subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      [_] Class B Conversion. The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the shareholder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      [_] Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Directors, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the value of some of the Fund's portfolio securities may change significantly on those days, when shareholders may not purchase or redeem shares.

      |X|   Securities   Valuation.   The  Fund's  Board  of   Directors   has
established procedures for the valuation of the Fund's securities.  In general those procedures are as follows:

      |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.


      |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (4) debt instruments that have a maturity of more than 397 days when issued,

(5) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(6) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.


      |_|   The  following   securities  are  valued  at  cost,  adjusted  for
amortization of premiums and accretion of discounts:
(3)   money market debt securities held by a non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(4) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.


      |_|  Securities   (including   restricted    securities)  not  having
readily-available market quotations are valued at fair value determined under the Board's procedures.


      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, interest rate futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Checkwriting. When a check is presented to the Fund's bank for clearance, the bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue to receive dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the bank listed on the check or at the Fund's custodian bank. That limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege by signing the Account Application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)   for accounts for corporations,  partnerships, trusts and other entities,

         represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s);

(3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;

(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and

(6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

      o Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

      o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Sending Redemption Proceeds by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.


      o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.

      o Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.

      o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.

      o Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other Fund.


      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Convertible Securities Fund, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Convertible Securities Fund are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange of Class M shares. No other exchanges may be made to Class M shares.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.


      [_] How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares.


      When Class B shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify whether they intend to exchange Class A or Class B shares.

      [_] Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      [_] Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investor must obtain a Prospectus of that fund before the exchange request may be submitted. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      [_] Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among Class A and Class B shares.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for Federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested: certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities); (1) income from securities loans; (2) income or gains from options or futures; or (3) an excess of net short-term capital gain over net long-term capital loss from the Fund.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the Fund will also be exempt from California corporate income and franchise taxes. It will also be qualified under California law to pay exempt interest dividends that will be exempt from California personal income tax. That exemption applies to the extent that the Fund's distributions are attributable to interest on California municipal securities and qualifying obligations of the United States government, if at least 50% of the Fund's assets are invested in such obligations at the close of each quarter in its tax year. Distributions from the Fund attributable to income from sources other than California municipal securities and U.S. government obligations will generally be subject to California income tax as ordinary income.

      Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable income in determining California corporate franchise tax or income tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the California alternative minimum tax.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund's Board of Directors and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial ____ institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It acts on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche, LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

================================================================================
Independent Auditors' Report
================================================================================

================================================================================
The Board of Directors and Shareholders of
Oppenheimer Main Street California Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street California Municipal Fund as of August 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1998 and 1997, and the financial highlights for the period July 1, 1993 to August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998, by correspondence with the custodian and brokers; and where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street California Municipal Fund at August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Denver, Colorado
September 22, 1998


29 Oppenheimer Main Street California Municipal Fund

Financials
--------------------------------------------------------------------------------
 Oppenheimer Main Street California Municipal Fund

================================================================================
Statement of Investments August 31, 1998
================================================================================

                                                                Ratings:
                                                                Moody's/
                                                                S&P/Fitch                      Face                    Market Value
                                                                (Unaudited)                    Amount                  See Note 1
====================================================================================================================================
Municipal Bonds and Notes--100.5%
------------------------------------------------------------------------------------------------------------------------------------
California--93.9%
Alameda, CA PFAU RRB, Marina Village
Assessment District Refinancing, 6.375%, 9/2/14                 NR/NR                          $2,100,000                 $2,162,811
------------------------------------------------------------------------------------------------------------------------------------
Anaheim, CA PFAU TXAL RB, MBIA Insured,
Inverse Floater, 8.97%, 12/28/18(1)                             Aaa/AAA                         1,000,000                  1,301,250
------------------------------------------------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical
Center, Series A, 6.50%, 12/1/11                                A2/NR                           1,500,000                  1,659,045
------------------------------------------------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, American
Baptist Homes, Series A, 6.20%, 10/1/27                         NR/BBB                          1,790,000                  1,916,660
------------------------------------------------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, Rhonda
Haas Goldman Plaza, 5.125%, 5/15/23                             NR/A+                             700,000                    693,168
------------------------------------------------------------------------------------------------------------------------------------
CA CDAU Lease RB, United Airlines, Series A,
5.70%, 10/1/33                                                  Baa3/BB+                        3,200,000                  3,304,736
------------------------------------------------------------------------------------------------------------------------------------
CA CDAU MH RB, Village Riviera Hills,
Series E, 5.45%, 2/1/25                                         NR/AAA                          1,000,000                  1,045,170
------------------------------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Transportation Corridor
Agency Toll Road RB, Sr. Lien, Series A, 6.50%,
1/1/32                                                          Baa/BBB-/BBB                    1,400,000                  1,545,628
------------------------------------------------------------------------------------------------------------------------------------
CA GOB, 5%, 10/1/23                                             A1/A+/AA-                       6,000,000                  5,953,140
------------------------------------------------------------------------------------------------------------------------------------
CA HFA Home Mtg. RB, Series C, 6.75%, 2/1/25                    Aa2/A+                          4,875,000                  5,224,099
------------------------------------------------------------------------------------------------------------------------------------
CA HFA SFM Purchase RB, Series A-2,
6.45%, 8/1/25                                                   Aaa/AAA                         2,500,000                  2,677,750
------------------------------------------------------------------------------------------------------------------------------------
CA HFA SFM RB, Series A, Cl. I, 5.40%, 8/1/26                   Aaa/AAA                         1,810,000                  1,828,353
------------------------------------------------------------------------------------------------------------------------------------
CA PCFAU RB, Pacific Gas & Electric Co.
Project, Series B, 6.35%, 6/1/09                                A1/AA-                          2,000,000                  2,169,340
------------------------------------------------------------------------------------------------------------------------------------
CA PWBL RB, State Prison Department of
Corrections, Series E, FSA Insured, 5.50%,
6/1/15                                                          Aaa/AAA                         2,000,000                  2,186,600
------------------------------------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Mtg.-Backed
Securities Program, Series B-3, 5.75%, 6/1/29                   NR/AAA                          1,500,000                  1,666,995
------------------------------------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Series A,
5.75%, 12/1/29                                                  NR/AAA                          2,000,000                  2,205,600
------------------------------------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Series D,
6.70%, 5/1/29                                                   NR/AAA                          1,930,000                  2,211,027
------------------------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP, Inverse
Floater, 7.068%, 11/1/15(1)                                     A1/NR                           1,200,000                  1,239,000
------------------------------------------------------------------------------------------------------------------------------------
Central CA Joint Powers Health FAU COP,
Community Hospitals of Central California
Project, 5%, 2/1/23                                             Baa1/NR                           285,000                    270,548
------------------------------------------------------------------------------------------------------------------------------------
Central Valley FAU, CA Cogeneration Project
RRB, Carson Ice, MBIA Insured, 5.25%, 7/1/14                    NR/AAA/AAA                        500,000                    523,555

11 Oppenheimer Main Street California Municipal Fund

================================================================================
Statement of Investments (Continued)
================================================================================

                                                                Ratings:
                                                                Moody's/
                                                                S&P/Fitch                      Face                    Market Value
                                                                (Unaudited)                    Amount                  See Note 1
====================================================================================================================================
California  (continued)

Contra Costa Cnty., CA SPTX RRB, CFD 91-1,
5.58%, 8/1/16                                                   NR/NR                          $3,075,000                 $3,121,679
------------------------------------------------------------------------------------------------------------------------------------
Corona, CA SFM RB, Sub. Lien, Series B, 6.30%,
11/1/28                                                         A2/NR                             800,000                    860,232
------------------------------------------------------------------------------------------------------------------------------------
Duarte, CA COP, City of Hope National
Medical Center, 6.25%, 4/1/23                                   Baa1/NR                         2,460,000                  2,611,708
------------------------------------------------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB,
MBIA Insured, Zero Coupon, 6.20%, 11/1/19(2)                    Aaa/AAA                         2,000,000                    698,100
------------------------------------------------------------------------------------------------------------------------------------
Fontana, CA RA TXAL GORB, Jurupa Hills
Redevelopment Project-A, 7.10%, 10/1/23                         NR/BBB+                         1,960,000                  2,236,928
------------------------------------------------------------------------------------------------------------------------------------
Fontana, CA RA TXAL Refunding Bonds,
Jurupa Hills Redevelopment Project,
Series A, 5.50%, 10/1/19                                        NR/BBB+                         1,185,000                  1,216,118
------------------------------------------------------------------------------------------------------------------------------------
Fresno, CA HAU MH RB, Central Valley
Coalition Projects, Series A, 5.60%, 8/1/30                     NR/AAA                          3,075,000                  3,199,722
------------------------------------------------------------------------------------------------------------------------------------
Fresno, CA USD GORB, Series A, MBIA
Insured, 6.55%, 8/1/20                                          Aaa/AAA/AAA                     1,225,000                  1,472,609
------------------------------------------------------------------------------------------------------------------------------------
Fresno, CA USD RB, Series A, MBIA Insured,
6.40%, 8/1/16                                                   Aaa/AAA/AAA                     1,000,000                  1,191,280
------------------------------------------------------------------------------------------------------------------------------------
La Quinta, CA RA TXAL Refunding Bonds,
Redevelopment Project Area No. 1, MBIA
Insured, 7.30%, 9/1/09                                          Aaa/AAA                         1,015,000                  1,276,606
------------------------------------------------------------------------------------------------------------------------------------
Las Virgenes, CA USD CAP Bonds, Series A,
MBIA Insured, Zero Coupon, 4.95%, 11/1/12(2)                    Aaa/AAA/AAA                     2,095,000                  1,066,229
------------------------------------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB, Series A,
FGIC Insured, 6%, 5/15/09                                       Aaa/AAA                           500,000                    566,310
------------------------------------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB, Series A,
FGIC Insured, 6%, 5/15/10                                       Aaa/AAA                           500,000                    568,120
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP,  CAP,  Disney Parking
Project, Zero Coupon, 6.95%, 9/1/11(2)                          Baa1/BBB/A-                     2,340,000                  1,203,602
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP,  CAP,  Disney Parking
Project, Zero Coupon, 5.67%, 9/1/16(2)                          Baa1/BBB/A-                     1,745,000                    673,448
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RRB,
Series A, FSA Insured, 5%, 7/1/12(3)                            Aaa/AAA/AAA                     2,000,000                  2,031,600
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RRB,
Series A, FSA Insured, 5%, 7/1/19(3)                            Aaa/AAA/AAA                     2,000,000                  1,983,980
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Public Works FAU RRB,
Regional Park & Open Space District,
Series A, 5%, 10/1/16                                           Aa3/AA                          1,900,000                  1,905,529
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOB, Series A,
FGIC Insured, 6%, 7/1/15                                        Aaa/AAA/AAA                     1,000,000                  1,151,250
------------------------------------------------------------------------------------------------------------------------------------
Oakland, CA State Building Authority Lease
RB, Elihu M. Harris, Series A, AMBAC Insured,
5%, 4/1/23                                                      Aaa/AAA/AAA                     1,100,000                  1,093,785

12 Oppenheimer Main Street California Municipal Fund

================================================================================

================================================================================

                                                                Ratings:
                                                                Moody's/
                                                                S&P/Fitch                      Face                    Market Value
                                                                (Unaudited)                    Amount                  See Note 1
====================================================================================================================================
California  (continued)

Palmdale, CA Civic Authority RRB, Merged
Redevelopment Project Areas, Series A,
6.60%, 9/1/34                                                   NR/A-                          $1,000,000                 $1,114,370
------------------------------------------------------------------------------------------------------------------------------------
Pittsburg, CA Improvement Bond Act of 1915
SPAST GOB, Assessment District 1990-01,
7.75%, 9/2/20                                                   NR/NR                              95,000                     97,861
------------------------------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Refunding Bonds,
Los Medanos Community Development
Project, Sub. Lien, 6.20%, 8/1/19                               NR/BBB                          1,000,000                  1,082,020
------------------------------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                                         Aaa/AAA                         2,500,000                  3,330,750
------------------------------------------------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A, MBIA
Insured, 6.15%, 8/1/15                                          Aaa/AAA                           500,000                    585,045
------------------------------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.535%, 6/1/19(1)                Aaa/AAA/AAA                     1,150,000                  1,263,563
------------------------------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 8.781%, 7/8/22(1)                Aaa/AAA                           500,000                    671,875
------------------------------------------------------------------------------------------------------------------------------------
Riverside CA PFAU Lease RB, AMBAC Insured,
5.25%, 10/1/17                                                  Aaa/AAA/AAA                     2,100,000                  2,166,717
------------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA CFD SPTX Bonds,
No. 88-12, 7.55%, 9/1/17                                        NR/NR                           1,500,000                  1,639,605
------------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU TXAL RRB,
Redevelopment Projects, Series A,
5.625%, 10/1/33                                                 Baa2/BBB-                       1,650,000                  1,708,988
------------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed to
Maturity, Series A, 7.80%, 5/1/21                               Aaa/AAA                         1,000,000                  1,372,160
------------------------------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA SFM RB, Escrowed to
Maturity, 8.125%, 7/1/16(4)                                     Aaa/AAA                         2,810,000                  3,855,180
------------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, FGIC
Insured, Inverse Floater, 9.071%, 8/15/18(1)                    Aaa/AAA/AAA                     1,500,000                  1,786,875
------------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration Authority RRB,
MBIA Insured, 5.25%, 7/1/12                                     NR/AAA/AAA                        250,000                    264,625
------------------------------------------------------------------------------------------------------------------------------------
Salinas Valley, CA Solid Waste Authority RB,
5.80%, 8/1/27                                                   Baa3/BBB                        1,665,000                  1,707,141
------------------------------------------------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority Revenue
COP, Series 91-B, MBIA Insured, Inverse
Floater, 8.62%, 4/8/21(1)                                       Aaa/AAA                         1,000,000                  1,321,250
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA Bay Area Rapid Transit
District Sales Tax RRB, AMBAC Insured,
6.75%, 7/1/11                                                   Aaa/AAA/AAA                     1,000,000                  1,221,860
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Airport
Commission International Airport RB, Second
Series Issue 13-B, MBIA Insured, 8%, 5/1/07                     Aaa/AAA                         1,140,000                  1,420,702

13 Oppenheimer Main Street California Municipal Fund

================================================================================
Statement of Investments (Continued)
================================================================================

                                                                Ratings:
                                                                Moody's/
                                                                S&P/Fitch                      Face                    Market Value
                                                                (Unaudited)                    Amount                  See Note 1
====================================================================================================================================
California  (continued)

San Francisco, CA City & Cnty. Airport
Commission International Airport RB, Second
Series Issue 14-A, MBIA Insured, 8%, 5/1/07                     Aaa/AAA                        $1,290,000                $ 1,607,637
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Airport
Commission International Airport RRB,
Second Series Issue 15-A, FSA Insured,
5%, 5/1/21                                                      Aaa/AAA/AAA                     1,000,000                    987,250
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. RA Lease RB,
CAP, George R. Moscone Project,
Zero Coupon, 5.36%, 7/1/10(2)                                   A1/A-/A+                        4,500,000                  2,574,540
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty.
Redevelopment FAU TXAL CAP Refunding
Bonds, Redevelopment Projects, Series C,
Zero Coupon, 5.20%, 8/1/13(2)                                   A2/A                            2,350,000                  1,117,613
------------------------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, 6.75%, 1/1/32                    Aaa/AAA/AAA                     3,500,000                  3,974,950
------------------------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RRB, CAP, Series A,
0%/5.75%, 1/15/21(5)                                            Baa3/BBB-/BBB                   3,200,000                  2,230,848
------------------------------------------------------------------------------------------------------------------------------------
San Ysidro, CA SDI GOB, AMBAC Insured,
6.125%, 8/1/21                                                  Aaa/AAA                           700,000                    806,904
------------------------------------------------------------------------------------------------------------------------------------
South Orange Cnty., CA PFAU SPTX RB,
Foothill Area, Series C, FGIC Insured, 8%,
8/15/08                                                         Aaa/AAA/AAA                     1,500,000                  1,950,570
------------------------------------------------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB, Series A,
7.35%, 9/1/24                                                   NR/AAA                            265,000                    279,914
------------------------------------------------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB, Series A,
7.35%, 9/1/24                                                   NR/AAA                             20,000                     20,000
------------------------------------------------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RB, 5.55%, 10/30/20                                  Aa2/AA                          2,400,000                  2,503,392
------------------------------------------------------------------------------------------------------------------------------------
Southern CA PPAU Transmission Project RB,
Inverse Floater, 7.893%, 7/1/12(1)                              Aa3/A+                          2,100,000                  2,420,250
------------------------------------------------------------------------------------------------------------------------------------
Stanislaus, CA Waste-To-Energy Financing
Agency Solid Waste Facilities RRB, Ogden
Martin System, Inc. Project, 7.50%, 1/1/05                      NR/BBB+                         1,450,000                  1,536,580
------------------------------------------------------------------------------------------------------------------------------------
Suisun City, CA PFAU TXAL RB, Suisun City
Redevelopment Project, Series A, 5.20%,
10/1/28                                                         NR/A-                           2,500,000                  2,514,375
------------------------------------------------------------------------------------------------------------------------------------
Temecula, CA SPTX Refunding Bonds, CFD
88-12-A, 5.625%, 9/1/17                                         NR/NR                             535,000                    539,649
------------------------------------------------------------------------------------------------------------------------------------
West Covina, CA COP, Queen of the Valley
Hospital, 6.50%, 8/15/19                                        A2/NR                           1,120,000                  1,289,579
                                                                                                                        ------------
                                                                                                                         124,877,948


14 Oppenheimer Main Street California Municipal Fund

================================================================================

================================================================================

                                                                Ratings:
                                                                Moody's/
                                                                S&P/Fitch                      Face                   Market Value
                                                                (Unaudited)                    Amount                 See Note 1
===================================================================================================================================
U.S. Possessions--6.6%

PR CMWLTH GOB, 5%, 7/1/27                                       Baa1/A                         $1,000,000              $    987,140
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GOB, 5.375%, 7/1/25                                   Baa1/A                          1,650,000                 1,690,673
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GORB, MBIA Insured,
Inverse Floater, 7.934%, 7/1/08(1)                              Aaa/AAA                         1,500,000                 1,706,250
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH Highway & Transportation
Authority RRB, Series A, AMBAC Insured,
5.50%, 7/1/13                                                   Aaa/AAA/AAA                     1,500,000                 1,653,255
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH Highway & Transportation
Authority RRB, Series A, AMBAC Insured,
5.50%, 7/1/14                                                   Aaa/AAA/AAA                     1,500,000                 1,651,425
-----------------------------------------------------------------------------------------------------------------------------------
PR Housing Finance Corp. SFM RB,
Portfolio 1, Series B, 7.65%, 10/15/22                          Aaa/AAA                           150,000                   159,150
-----------------------------------------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental
PC Facilities Tourist RB, Mennonite General
Hospital Project, Series A, 6.50%, 7/1/12                       NR/BBB-/BBB                       595,000                   650,341
-----------------------------------------------------------------------------------------------------------------------------------
PR Public Buildings Authority RB,
Government Facilities, Series B, AMBAC
Insured, 5%, 7/1/27                                             Aaa/AAA                           300,000                   299,298
                                                                                                                       ------------
                                                                                                                          8,797,532
                                                                                                                       ------------
Total Municipal Bonds and Notes (Cost $125,206,488)                                                                     133,675,480

===================================================================================================================================
Short-Term Tax-Exempt Obligations--0.5%
-----------------------------------------------------------------------------------------------------------------------------------
Orange Cnty., CA Sanitation District COP,
FGIC Insured, 3.15%, 9/1/98 (6) (Cost $700,000)                                                   700,000                   700,000

-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $125,906,488)                                                     101.0%              134,375,480
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                (1.0)               (1,389,605)
                                                                                                    -----              ------------
Net Assets                                                                                          100.0%             $132,985,875
                                                                                                    =====              ============

15 Oppenheimer Main Street California Municipal Fund

================================================================================
Statement of Investments (Continued)
================================================================================

--------------------------------------------------------------------------------
To simplify the listings of securities, abbreviations are used per the table below:

CAP        --Capital Appreciation
CDAU       --Communities Development Authority
CFD        --Community Facilities District
CMWLTH     --Commonwealth
COP        --Certificates of Participation
FAU        --Finance Authority
GOB        --General Obligation Bonds
GORB       --General Obligation Refunding Bonds
HAU        --Housing Authority
HF         --Health Facilities
HFA        --Housing Finance Agency
MH         --Multifamily Housing
MTAU       --Metropolitan Transportation Authority
MUD        --Municipal Utility District
PC         --Pollution Control
PCFAU      --Pollution Control Finance Authority
PFAU       --Public Finance Authority
PPAU       --Public Power Authority
PWBL       --Public Works Board Lease
RA         --Redevelopment Agency
RB         --Revenue Bonds
RRB        --Revenue Refunding Bonds
SCDAU      --Statewide Communities Development Authority
SDI        --School District
SFM        --Single Family Mtg.
SPAST      --Special Assessment
SPTX       --Special Tax
TXAL       --Tax Allocation
USD        --Unified School District



 1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $11,710,313 or 8.81% of the Fund's net assets as of August 31, 1998.

 2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

 3.  When-issued security to be delivered and settled after August 31, 1998.

 4. Securities with an aggregate market value of $466,463 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

 5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

 6. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on August 31, 1998. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.


16 Oppenheimer Main Street California Municipal Fund

================================================================================

--------------------------------------------------------------------------------
As of August 31, 1998, securities subject to the alternative minimum tax amount to $37,917,206 or 28.51% of the Fund's net assets.

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                                             Market Value        Percent
--------------------------------------------------------------------------------
Single Family Housing                                $ 25,691,210           19.1%
--------------------------------------------------------------------------------
Special Assessment                                     23,871,602           17.8
--------------------------------------------------------------------------------
General Obligation                                     17,308,620           12.9
--------------------------------------------------------------------------------
Highways                                               11,056,106            8.2
--------------------------------------------------------------------------------
Lease Rental                                           10,197,990            7.6
--------------------------------------------------------------------------------
Hospital/Healthcare                                     7,720,221            5.8
--------------------------------------------------------------------------------
Electric Utilities                                      6,930,743            5.2
--------------------------------------------------------------------------------
Sales Tax                                               6,351,810            4.7
--------------------------------------------------------------------------------
Marine/Aviation Facilities                              5,150,019            3.8
--------------------------------------------------------------------------------
Multi-Family Housing                                    4,244,892            3.2
--------------------------------------------------------------------------------
Resource Recovery                                       3,943,721            2.9
--------------------------------------------------------------------------------
Water Utilities                                         3,824,642            2.8
--------------------------------------------------------------------------------
Corporate Backed                                        3,304,736            2.5
--------------------------------------------------------------------------------
Adult Living Facilities                                 2,609,828            1.9
--------------------------------------------------------------------------------
Pollution Control                                       2,169,340            1.6
                                                     ------------          -----
Total                                                $134,375,480          100.0%
                                                     ============          =====

See accompanying Notes to Financial Statements.


17 Oppenheimer Main Street California Municipal Fund

=====================================================================================
Statement of Assets and Liabilities August 31, 1998
=====================================================================================

=====================================================================================
Assets
Investments, at value (cost $125,906,488)--see accompanying statement   $ 134,375,480
-------------------------------------------------------------------------------------
Cash                                                                          801,113
-------------------------------------------------------------------------------------
Receivables:
Shares of capital stock sold                                                1,988,712
Interest                                                                    1,691,439
-------------------------------------------------------------------------------------
Other                                                                          13,786
                                                                        -------------
Total assets                                                              138,870,530

=====================================================================================
Liabilities

Payables and other liabilities:
Investments purchased                                                       5,439,669
Dividends                                                                     351,482
Transfer and shareholder servicing agent fees                                  12,108
Daily variation on future contracts--Note 5                                     9,540
Distribution and service plan fees                                              9,265
Shares of capital stock redeemed                                                5,378
Other                                                                          57,213
                                                                        -------------
Total liabilities                                                           5,884,655

=====================================================================================
Net Assets                                                              $ 132,985,875
                                                                        =============

=====================================================================================
Composition of Net Assets

Par value of shares of capital stock                                    $     102,131
-------------------------------------------------------------------------------------
Additional paid-in capital                                                124,777,693
-------------------------------------------------------------------------------------
Overdistributed net investment income                                        (351,652)
-------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                       (1,749)
-------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                   8,459,452
                                                                        -------------

Net assets                                                              $ 132,985,875
                                                                        =============

18 Oppenheimer Main Street California Municipal Fund

================================================================================

================================================================================

================================================================================
Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $109,810, 944 and 8,431, 451 shares of capital
stock outstanding)                                                        $13.02

Maximum offering price per share (net asset value plus sales
charge of 4.75% of offering price)                                        $13.67

--------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $23,174,931 and 1,781,698
shares of capital stock outstanding)                                      $13.01

See accompanying Notes to Financial Statements.


19 Oppenheimer Main Street California Municipal Fund


===================================================================================
Statement of Operations For the Year Ended August 31, 1998
===================================================================================

===================================================================================
Investment Income

Interest                                                               $  6,586,112
===================================================================================
Expenses

Management fees--Note 4                                                     646,955
-----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:

Class B                                                                     180,565
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                        64,929
-----------------------------------------------------------------------------------
Shareholder reports                                                          53,535
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                  18,391
-----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                  11,917
-----------------------------------------------------------------------------------
Registration and filing fees:

Class A                                                                       7,604
Class B                                                                       3,822
-----------------------------------------------------------------------------------
Directors' fees and expenses                                                  2,449
-----------------------------------------------------------------------------------
Other                                                                         4,142
                                                                       ------------
Total expenses                                                              994,309
Less assumption of expenses by OppenheimerFunds, Inc.--Note 4              (176,110)
Less expenses paid indirectly--Note 4                                       (17,391)
                                                                       ------------
Net expenses                                                                800,808

===================================================================================
Net Investment Income                                                     5,785,304

===================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments                                                                 439,154
Closing of futures contracts                                               (586,335)
                                                                       ------------
Net realized loss                                                          (147,181)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments      4,576,330
                                                                       ------------
Net realized and unrealized gain                                          4,429,149

===================================================================================
Net Increase in Net Assets Resulting from Operations                   $ 10,214,453
                                                                       ============

See accompanying Notes to Financial Statements.


20 Oppenheimer Main Street California Municipal Fund

==========================================================================================================
Statements of Changes in Net Assets
==========================================================================================================

                                                                            Year Ended August 31,
                                                                            1998            1997
==========================================================================================================
Operations

Net investment income                                                       $   5,785,304    $   5,140,982
----------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                         (147,181)         754,676
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                           4,576,330        2,696,390
                                                                            -------------    -------------
Net increase in net assets resulting from operations                           10,214,453        8,592,048

==========================================================================================================
Dividends and Distributions to Shareholders

Dividends from net investment income:
Class A                                                                        (5,113,266)      (4,733,799)
Class B                                                                          (736,400)        (394,165)
----------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                          (802,490)          (9,642)
Class B                                                                          (131,382)            (827)

==========================================================================================================
Capital Stock Transactions

Net increase in net assets resulting from capital stock transactions--Note 2:

Class A                                                                        16,887,977       10,035,358
Class B                                                                        10,757,185        5,675,756

==========================================================================================================
Net Assets

Total increase                                                                 31,076,077       19,164,729
----------------------------------------------------------------------------------------------------------
Beginning of period                                                           101,909,798       82,745,069
                                                                            -------------    -------------
End of period [including undistributed (overdistributed) net
investment income of $(351,652) and $437,009, respectively]                 $ 132,985,875    $ 101,909,798
                                                                            =============    =============

See accompanying Notes to Financial Statements.


21 Oppenheimer Main Street California Municipal Fund


===========================================================================================================
Financial Highlights
===========================================================================================================

                                               Class A
                                               ------------------------------------------------------------
                                                                                                Year Ended
                                               Year Ended August 31,                            June 30,
                                               1998            1997           1996/2/           1996
===========================================================================================================
Per Share Operating Data

Net asset value, beginning of period           $     12.64     $     12.16    $     12.15       $     12.09
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income                                  .65             .73            .12               .73
Net realized and unrealized gain (loss)                .51             .49            .01               .07
                                               -----------     -----------    -----------       -----------
Total income (loss) from investment
operations                                            1.16            1.22            .13               .80
-----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.67)           (.74)          (.12)             (.73)
Dividends in excess of net investment
income                                                  --              --             --                --
Distributions from net realized gain                  (.11)             --             --                --
Distributions in excess of net realized gain            --              --             --              (.01)
                                               -----------     -----------    -----------       -----------
Total dividends and distributions
to shareholders                                       (.78)           (.74)          (.12)             (.74)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $     13.02     $     12.64    $     12.16       $     12.15
                                               ===========     ===========    ===========       ===========

===========================================================================================================
Total Return, at Net Asset Value/3/                   9.33%          10.24%          1.12%             6.73%
===========================================================================================================

Ratios/Supplemental Data

Net assets, end of period
(in thousands)                                 $   109,811     $    89,991    $    76,817       $    76,913
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $    99,678     $    80,311    $    77,584       $    78,676
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:

Net investment income                                 5.04%           5.91%          6.00%(4)          5.99%
Expenses, before voluntary
assumption by the Manager/5/                          0.69%           0.59%          0.57%(4)          0.58%
Expenses, net of voluntary
assumption by the Manager                             0.53%            N/A            N/A               N/A
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate/6/                            29.7%           46.4%           1.4%             33.1%

 1.  For the period from October 29, 1993 (inception of offering) to June 30,
1994.

 2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

 3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(4.) Annualized.


22 Oppenheimer Main Street California Municipal Fund

========================================================================================================================

========================================================================================================================

                                 Class B
-----------------------------    ---------------------------------------------------------------------------------------
   Year Ended June 30,           Year Ended August 31,                          Year Ended June 30,
   1995           1994           1998           1997           1996/2/          1996          1995          1994/1/
========================================================================================================================
   $     11.82    $     12.66    $     12.63    $     12.14    $     12.14      $     12.08   $     11.80    $     12.90
------------------------------------------------------------------------------------------------------------------------

           .73            .75            .54            .60            .10              .61           .62            .38
           .27           (.80)           .49            .50             --              .07           .27          (1.07)
   -----------    -----------    -----------    -----------    -----------      -----------   -----------   -----------

          1.00           (.05)          1.03           1.10            .10              .68           .89           (.69)

------------------------------------------------------------------------------------------------------------------------

          (.69)          (.73)          (.54)          (.61)          (.10)            (.61)         (.57)          (.37)

          (.04)          (.03)            --             --             --               --          (.04)          (.01)
            --             --           (.11)            --             --               --            --             --
            --           (.03)            --             --             --             (.01)           --           (.03)
   -----------    -----------    -----------    -----------    -----------      -----------   -----------   -----------

          (.73)          (.79)          (.65)          (.61)          (.10)            (.62)         (.61)          (.41)
------------------------------------------------------------------------------------------------------------------------
   $     12.09    $     11.82    $     13.01    $     12.63    $     12.14      $     12.14   $     12.08    $     11.80
   ===========    ===========    ===========    ===========    ===========      ===========   ===========   ===========

========================================================================================================================
          8.93%         (0.60)%         8.24%          9.24%          0.85%            5.66%         7.90%         (5.42)%
========================================================================================================================

   $    78,134    $    79,555    $    23,175    $    11,919    $     5,928      $     5,442   $     2,648    $     1,203
------------------------------------------------------------------------------------------------------------------------
   $    76,148    $    81,741    $    18,087    $     8,129    $     5,767      $     3,848   $     1,904    $       649
------------------------------------------------------------------------------------------------------------------------

          6.27%          6.09%          4.19%          4.85%          4.92%/4/         4.94%         5.17%          4.91%(4)

          0.57%          0.53%          1.70%          1.60%          1.62%/4/         1.60%         1.55%          1.62%(4)

           N/A            N/A           1.53%           N/A            N/A              N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------
          14.2%          20.2%          29.7%          46.4%           1.4%            33.1%         14.2%          20.2%

 5. Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

 6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998 were $65,210,846 and $34,982,825, respectively.

See accompanying Notes to Financial Statements.


23 Oppenheimer Main Street California Municipal Fund

================================================================================
Notes to Financial Statements
================================================================================


================================================================================
1. Significant Accounting Policies

Oppenheimer Main Street California Municipal Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income which is exempt from Federal and California personal income taxes as is available from investing in municipal securities while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At August 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $11,000, which expires in 2006.


24 Oppenheimer Main Street California Municipal Fund

================================================================================

================================================================================

================================================================================
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A and Class B shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1998, amounts have been reclassified to reflect an increase in overdistributed net investment income of $724,299, accumulated net realized loss on investments was decreased by $158,956, and paid-in capital was increased by $565,343.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Such cumulative change was limited to a reclassification adjustment and had no impact on net assets or total increase (decrease) in net assets. Accordingly, during the year ended August 31, 1998, amounts have been reclassified to reflect an increase in unrealized appreciation of $1,179,386. Paid-in capital was decreased by the same amount. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The Fund concentrates its investments in California and, therefore, may have more credit risks related to the economic conditions of California than a portfolio with a broader geographical diversification.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


25 Oppenheimer Main Street California Municipal Fund

================================================================================
Notes to Financial Statements (Continued)
================================================================================

================================================================================
2. Capital Stock

The Fund has authorized 16,250,000 shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                              Year Ended August 31, 1998      Year Ended August 31, 1997
                              ----------------------------    ----------------------------
                              Shares          Amount          Shares          Amount
------------------------------------------------------------------------------------------
Class A:
Sold                             2,165,645    $ 27,847,918       1,377,422    $ 17,228,574
Dividends and distributions
reinvested                         290,138       3,721,102         233,721       2,900,249
Redeemed                        (1,141,736)    (14,681,043)       (811,980)    (10,093,465)
                              ------------    ------------    ------------    ------------

Net increase                     1,314,047    $ 16,887,977         799,163    $ 10,035,358
                              ============    ============    ============    ============

------------------------------------------------------------------------------------------
Class B:
Sold                               931,591    $ 11,964,499         467,166    $  5,821,078
Dividends and distributions
reinvested                          44,882         575,114          20,557         255,214
Redeemed                          (138,617)     (1,782,428)        (32,007)       (400,536)
                              ------------    ------------    ------------    ------------

Net increase                       837,856    $ 10,757,185         455,716    $  5,675,756
                              ============    ============    ============    ============

================================================================================
3. Unrealized Gains and Losses on Investments

At August 31, 1998, net unrealized appreciation on investments of $8,468,992 was composed of gross appreciation of $8,468,992.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.55% of average annual net assets, with a contractual waiver when net assets are less than $100 million. Annual fees, reflecting this waiver, are 0.40% of net assets of $75 million or more but less than $100 million, 0.25% of net assets of $50 million or more but less than $75 million, 0.15% of net assets of $25 million or more but less than $50 million, and 0% of net assets less than $25 million. In addition, the Manager has voluntarily undertaken to continue to waive those expenses over 0.40% when the net assets of the Fund exceed $100 million.

     For the year ended August 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $406,963, of which $41,120 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $465,076. During the year ended August 31, 1998, OFDI received contingent deferred sales charges of $32,708 upon redemption of Class B shares.


26 Oppenheimer Main Street California Municipal Fund

================================================================================

================================================================================

================================================================================
4. Management Fees and Other Transactions with Affiliates (continued)

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

     Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

     The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year for its services rendered in distributing Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended August 31, 1998, OFDI retained $159,237 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1998, OFDI had incurred excess distribution and servicing costs of $811,620 for Class B.

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.


27 Oppenheimer Main Street California Municipal Fund

================================================================================
Notes to Financial Statements (Continued)
================================================================================

================================================================================
5. Futures Contracts (continued)

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At August 31, 1998, the Fund had outstanding futures contracts as follows:

                                                                             Unrealized
                              Expiration    Number of    Valuation as of     Appreciation
                              Date          Contracts    August 31, 1998     (Depreciation)
-------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
Municipal Bond Future         12/98         26           $3,286,563          $  2,178
                                                                             --------
Contracts to Sell
-----------------
U.S. Treasury Bonds, 20 yr.   12/98         20            2,540,000           (11,718)
                                                                             --------
                                                                             $ (9,540)
                                                                             ========

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had no borrowings outstanding during the year ended August 31, 1998.


28 Oppenheimer Main Street California Municipal Fund

                                   Appendix A

------------------------------------------------------------------------------
                       MUNICIPAL BOND RATINGS DEFINITIONS

------------------------------------------------------------------------------

Below are ____ summaries of the rating ____ definitions ____ used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.

------------------------------------------------------------------------------

Long-Term Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limitation attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - U.S. Tax-Exempt Municipals

There are four ratings below for short-term obligations that are investment grade. Short-term speculative obligations are designated SG. For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments, and the other (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes high quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: Denotes adequate quality. Protection commonly regarded as required
of  an   investment   security  is  present  and  although  not   distinctly  or
predominantly speculative, there is specific risk.

SG: Denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Rating Services

------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch IBCA, Inc.

------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  Securities are not meeting  current  obligations and
are  extremely  speculative.   "DDD"  designates  the  highest  potential  for
recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.
B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High  default  risk.   Default  is  a  real   possibility,   Capacity  for
meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

------------------------------------------------------------------------------
Duff & Phelps Credit Rating Co. Ratings

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

High Grade:

D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:

D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:

D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation.

Nevertheless, timely payment is expected.

Non-Investment Grade:

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:

D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                   Appendix B

------------------------------------------------------------------------------
                            Industry Classifications

------------------------------------------------------------------------------

Adult Living Facilities Education Electric Gas General Obligation Higher Education Highways Hospital Lease Rental Manufacturing, Durables Manufacturing, Non Durables Marine/Aviation Facilities Multi-Family Housing Pollution Control Resource Recovery Sales Tax Sewer Single Family Housing Special Assessment Telephone Water

                                   Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers


      In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.


      Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds that were merged into or became Oppenheimer funds.

      For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (7) plans qualified under Sections 401(a) or 401(k) of the Internal

         Revenue Code,


(8) ____ non-qualified  deferred compensation plans, (9) employee benefit plans2
(10) Group Retirement Plans3 (11) 403(b)(7) custodial plan accounts (12) Individual Retirement Accounts ("IRAs"), including traditional IRAs,

         Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

      The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").


Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

--------------

4.    Certain   waivers   also  apply  to  Class  M.  shares  of   Oppenheimer
   Convertible Securities Fund.


5. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

6. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.


 I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases


Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).


      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."1 This waiver provision applies to:

1 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

o Purchases of Class A shares aggregating $1 million or more.

o Purchases by a Retirement Plan (other than an IRA or 403(b)(7)

         custodial plan) that:
(4)   buys shares costing $500,000 or more, or

(5) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or


(6) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.

o     Purchases  by  an   OppenheimerFunds-sponsored   Rollover  IRA,  if  the
         purchases are made:

(3) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

(4) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

o Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

(4)   The record  keeping is performed by Merrill Lynch Pierce Fenner & Smith,
            Inc.  ("Merrill  Lynch")  on  a  daily  valuation  basis  for  the
            Retirement   Plan.   On  the  date  the  plan  sponsor  signs  the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(5)   The record  keeping  for the  Retirement  Plan is  performed  on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(6) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).


      Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

          II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.


Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):

      The Manager or its affiliates.

      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.


      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.


      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

      Accounts  for  which  Oppenheimer   Capital  (or  its  successor)  is  the
         investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

      A unit investment trust that has entered into an appropriate agreement with the Distributor.

      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.


o

      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.


      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.


B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.


Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases):

      Shares  issued  in  plans  of  reorganization,   such  as  mergers,  asset
         acquisitions and exchange offers, to which the Fund is a party.

      Shares purchased by the  reinvestment of dividends or other  distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.


      Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.


      Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.

      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.


C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.


The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:


      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.

      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).


      Fordistributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

(10)        Following  the  death or  disability  (as  defined  in the  Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.

(11) To return excess contributions.


(12) To  return  contributions  made due to a  mistake  of fact.

(13) Hardship withdrawals, as defined in the plan.2

2 This provision does not apply to IRAs.

(14) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.


(15)        To  meet  the  minimum  distribution  requirements  of the  Internal
            Revenue Code.


(16)        To make  "substantially  equal  periodic  payments"  as described in
            Section 72(t) of the Internal Revenue Code.

(17) For loans to participants or beneficiaries.

(18) Separation from service.3

3 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

         (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.


         (11) Plan termination or "in-service  distributions," if the redemption
            proceeds     are    rolled     over    directly    to    an
            OppenheimerFunds-sponsored IRA.


      Fordistributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.


      Fordistributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


    III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds


The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.


A.  Waivers for Redemptions in Certain Cases.


The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.

      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.


      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.


      Redemptions of Class B shares held by  Retirement  Plans whose records are
         maintained  on  a  daily   valuation  basis  by  Merrill  Lynch  or  an
         independent record keeper under a contract with Merrill Lynch.

      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.


o Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.

o Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:

(14) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.

(15) To return excess  contributions  made to a participant's  account.

(16) To return contributions made due to a mistake of fact.

(17) To make hardship withdrawals, as defined in the plan.4

4 This  provision  does not apply to IRAs.

(18) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in
Section 71(b) of the Internal Revenue Code.

(19)            To meet the minimum  distribution  requirements  of the Internal
                Revenue Code.

(20)            To make "substantially  equal periodic payments" as described in
                Section 72(t) of the Internal Revenue Code.

(21)  For  loans to  participants  or  beneficiaries.5

5 This provision does not apply to loans from 403(b)(7) custodial plans.

(22) On account of the participant's separation from service.6

6 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(23) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

(24)            Distributions   made  on  account  of  a  plan   termination  or
                "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

(25) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.

(26) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).

B.  Waivers for Shares Sold or Issued in Certain Transactions.


The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      Shares sold to the Manager or its affiliates.

      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

      Shares issued in plans of reorganization to which the Fund is a party.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds


The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:


  Oppenheimer Quest Value Fund, Inc.  Oppenheimer  Quest  Small Cap Value

                                      Fund

  Oppenheimer  Quest  Balanced  Value Oppenheimer Quest Global Value Fund
  Fund
  Oppenheimer    Quest    Opportunity
  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S.  Government Income Quest  for  Value  New York  Tax-Exempt
Fund                                    Fund
Quest  for  Value  Investment   Quality Quest  for  Value  National  Tax-Exempt
Income Fund                             Fund
Quest for Value Global Income Fund      Quest for Value  California  Tax-Exempt

                                      Fund


      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds or purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.


A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.


--------------------------------------------------------------------------------

                        Initial Sales       Initial Sales

 Number of Eligible   Charge as a % of    Charge as a % of    Commission as %

Employees or Members   Offering Price    Net Amount Invested of Offering Price


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least 10 but not        2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      Shareholders who were  shareholders of the AMA Family of Funds on February
         28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.


B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.


      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

      withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

      redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

      withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and

      liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


       V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment


                                 Accounts, Inc.


The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): o Oppenheimer U. S. Government Trust, o Oppenheimer Bond Fund, o Oppenheimer Disciplined Value Fund and o Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account          Connecticut   Mutual   Total   Return
                                           Account

Connecticut  Mutual Government  Securities CMIA  LifeSpan  Capital  Appreciation
Account                                    Account
Connecticut Mutual Income Account          CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account          CMIA Diversified Income Account


A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      n Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (3) persons whose purchases of Class A shares of a Fund and other Former

         Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

(4) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

    Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      n Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (7)
      anypurchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

(8) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

(9) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

(10)     employee  benefit  plans  sponsored  by  Connecticut  Mutual  Financial
         Services,   L.L.C.  ("CMFS"),  the  prior  distributor  of  the  Former
         Connecticut Mutual Funds, and its affiliated companies;

(11) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

(12) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (10) by the estate of a deceased shareholder;
(11) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

(12) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

(13) as tax-free returns of excess contributions to such retirement or employee benefit plans;

(14) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;

(15) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

(16) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

(17)
      in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

(18) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

 VI. Special Reduced Sales Charge for Former Shareholders of Advance America

                                   Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

   VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer

                           Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

o     the Manager and its affiliates,

o present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,

o registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,

o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

o employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

o dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

o dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

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Oppenheimer Main Street California Municipal Fund

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Internet Web Site:

      www.oppenheimerfunds.com

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor

      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent

      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217

      1-800-525-7048

Custodian Bank

      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors

      Deloitte & Touche LLP
      555 Seventeenth Street, Suite 3600
      Denver, Colorado 80202-3942

Legal Counsel

      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

67890

PX725.1298 (Rev. 5/99)